                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4978
                                                     ---------

                            Columbia Funds Trust XI
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               One Financial Center, Boston, Massachusetts 02111
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Russell Kane, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3363
                                                           --------------
                      Date of fiscal year end: 09/30/2003
                                               ----------
                      Date of reporting period: 09/30/2003
                                                ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270,30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C, ss. 3507.

Item 1. Reports to Stockholders

                                                     COLUMBIA YOUNG INVESTOR(SM)
                                                               FUND

                                                            ANNUAL REPORT
                                                         SEPTEMBER 30, 2003








                       [PHOTO TWO BOYS PLAYING AT BEACH]










                             WE ARE COLUMBIA FUNDS!

Inside -- Management's Discussion of the changes effective as of October 13, 2003.

    Table of Contents
    To Our Shareholders.........     1
    Portfolio Managers' Report..     2
    Performance.................     5
    Investment Portfolio........     7
    Financial Statements........    11
    Notes to Financial
       Statements...............    13
    Financial Highlights........    17
    Activity Pages..............  I-VI

                                                      CHECK IT OUT

                                           - HAVE YOU VISITED
                                             WWW.YOUNGINVESTOR.COM RECENTLY?
                                             Our updated website has the
                                             information and tools available
                                             to help kids and teens learn
                                             about money and investing. Help
                                             your young investors develop the
                                             habits that will help them grow
                                             into fiscally responsible
                                             adults. You can start with an
                                             online visit to
                                             www.younginvestor.com.

                                           - Additional information about
                                             your fund's investments or a
                                             further explanation of the
                                             concepts discussed in this
                                             report can be found in a "Did
                                             You Know?" box. Keep an eye out
                                             for these as you read your
                                             shareholder report.

                                         LOGO

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

TO OUR SHAREHOLDERS

[Joseph R. Palombo Photo]

Dear Shareholder:

As you know, your fund has long been associated with a larger investment management organization. In the 1990s, it was part of Liberty Financial, whose affiliated asset management companies included Colonial, Stein Roe and Newport. In 2001, these companies became part of the asset management division of FleetBoston Financial Corp., which you know as Columbia Management Group (CMG).

Earlier this year, six of the asset management firms brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc. On October 13, 2003, we took the natural next step in this process by changing the name of our funds from Liberty to Columbia. For example, Liberty Young Investor Fund was changed to Columbia Young Investor Fund. We have also modified certain fund names that existed under both the Liberty and Columbia brands.

A complete list of new fund names and other information related to these changes are available online at www.columbiafunds.com, our new website address.

A consolidated identity

The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for shareholders to do business with us. All funds are now listed under "Columbia" in the mutual fund listings section of your newspaper (depending on the newspaper's listing requirements). All service inquires are now handled by Columbia Funds Services, Inc., the new name of our shareholder service organization.

What has not changed is our commitment to our mutual fund shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you achieve your long-term financial goals. Should you have questions, please call Columbia Funds at 800-345-6611.

In the report that follows, the co-managers of the fund's investment team discuss in depth the investment strategies and other factors that affected your fund's performance during the period. We encourage you to read the report carefully.

As always, we thank you for your business and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ JOSEPH R. PALOMBO

Joseph R. Palombo

President

Economic and market conditions frequently change. There is no assurance that trends described in this report will continue or commence.

PORTFOLIO MANAGER'S REPORT


[Greg Miller Photo]           [Michael Welhoelter Photo]

Greg Miller and Michael Welhoelter, CFA, lead the team of portfolio managers who manage the portfolio of Columbia Young Investor Fund. Mr. Miller and Mr. Welhoelter have been co-managing the fund since June 2003. Mr. Miller has been with Columbia Management Advisors, Inc. (CMA) and its predecessors since 1985. A member of CMA's Large Cap Equity Value Team, he also manages or co-manages other investment products within the Columbia family of funds. Mr. Welhoelter has been with CMA and its predecessors since 2001. He is also a senior portfolio manager in CMA's Structured Equity Group.

On November 1, 2003, Paul Blaustein joined Mr. Miller and Mr. Welhoelter as a co-manager. Mr. Blaustein has approximately 30 years of investment experience. He is a senior portfolio manager and head of CMA's Concentrated Large Cap Growth Team. Prior to joining CMA in October of 2003, Mr. Blaustein was the portfolio manager of Atlantic Whitehall Growth Fund.

                                 DID YOU KNOW?
 Chances are you've used at least one product made by Procter & Gamble (P&G). P&G is the largest maker of household goods in the United States. Among its many well-known brands are Crest toothpaste, Pringles potato chips, Tide detergent, Cover Girl and Max Factor cosmetics, Pampers diapers, Bounty paper towels and Iams pet food. In total, P&G makes more than 300 brands that are sold in over 160 countries to five billion consumers. The company reported $43 billion in revenues and over $5 billion in profits for the fiscal year ended June 30, 2003. Despite its behemoth size, we think P&G still has room to grow, thanks to smart management and the addition of new brands.
 [Source: Procter & Gamble]

How did the fund perform during the 12-month reporting period?

During the year ended September 30, 2003, the fund's class A shares returned 22.89%. (This return was calculated before the sales charge was deducted.) Although the fund had a strong return, it did not do quite as well as its benchmarks. The S&P 500 Index, a common measure of stock market performance, returned 24.40%. During the same period, the Russell 3000 Index, which measures the performance of small-, medium-, and large-company stocks, returned 25.92%. The fund came out behind the S&P 500 and Russell 3000 indices because it focused on solid, well-known large companies during a time when smaller companies with weaker financial conditions posted the biggest gains. We also had a few stocks that were big losers and that hurt performance. The fund, however, did beat other large-cap growth funds, as measured by the Morningstar(R) Large Growth Category.(1) The average return for the fund's peer group was 22.62%.

On October 13, 2003, the fund's primary benchmark was changed to the Russell 3000 Index. We believe that this benchmark will provide shareholders with a more useful comparison of the fund's relative performance than the previous benchmark, which was the S&P 500 Index. During this reporting period, the S&P 500 Index was the fund's primary benchmark.
--------------------------------------------------------

(1) (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

What explains the fund's strong gainsduring the period?

The fund benefited from a more favorable stock market environment. Stocks bounced around in the first half of the period without making much headway. But in the spring, concerns over the war with Iraq started to ease and the economy began to perk up. This combination set the stage for a solid recovery in the stock market. The biggest gains came from lower quality and smaller-company growth stocks, which had dropped in value when the economy was faltering. These stocks did especially well because investors reasoned that they had the most to gain once the economy showed signs of life. Our best returns came from technology and financial stocks, as well as consumer stocks that represent discretionary purchases rather than necessities.

Where was the fund focused?

The fund had investments in companies of all sizes, but with a tilt toward large-company stocks. We thought investors who were returning to the market would find large-company stocks particularly attractive because they are typically the easiest to buy and sell. Large-company stocks also looked reasonable when compared to what they were expected to earn. We focused on areas that typically do well when the economy starts to grow at a solid pace, including technology, retail and media. Some of our best performers were Microsoft, Cisco Systems and eBay.(2) We also had a big stake in financial stocks, including Citigroup. This large global financial company was our largest investment and strongest contributor to return.

Were there areas you intentionally avoided?

Yes, we continued to avoid tobacco, alcohol and nursing home stocks. We were also less enthusiastic about health care and consumer staples, an area of the market that includes big ticket items such as appliances and autos. These industries have less to gain when the economy is improving, because their profits are not as closely tied to economic growth. Think about it: people tend to see the doctor, fill their prescriptions and replace their refrigerators when they need them. They don't tend to spend a whole lot more on these items if they are feeling prosperous. As a result, investors tend to avoid them in a growing economy, and that was the case during the past year. However, even after paring back some of our health care investments, we still had a big stake in companies such as Boston Scientific, which makes medical devices, and Amgen, a biotechnology company. Both stocks generated strong returns during the period, which benefited the fund.

What qualities do you look for incompanies you buy?

Our focus has always been on companies with good balance sheets, strong profit growth and managers that we believe are capable of making their companies stronger in a competitive market. Companies with these characteristics were among our largest investments during the period. They included American International Group, a global insurer; Pfizer, a pharmaceutical company; Exxon Mobil, an oil company; and Procter & Gamble, which makes household goods. (For more about the company, check out, "Did You Know?" on page 2.) When a company no longer meets our strict investment criteria, we will not hesitate to get rid of it. We sold Genentech, a biotechnology company, and Baxter International, which makes blood plasma products, after losing confidence in company management. Also, during the period, we reduced our position in Duke Energy, a North Carolina energy provider. The company was relying on price increases to help improve its profits, and there were concerns that it would not be able to raise prices as originally expected.


(2) Holdings are disclosed as a percentage of net assets as of September 30, 2003 and are subject to change: Microsoft (2.7%), Cisco Systems (1.6%), eBay (0.7%), Citigroup (4.2%), Boston Scientific (0.8%), Amgen (1.1%), American International Group (2.1%), Pfizer (1.8%), Exxon Mobil (2.1%), Procter & Gamble (2.1%), Duke Energy (0.3%).

What's your outlook for the economy and stock market?

It's impossible to predict what will happen in the economy and the stock market, but we're optimistic that both are headed in the right direction. We think the economy will benefit as families have more money to spend because their taxes have been cut. We believe that the holiday season could be better than we've seen in recent years because Americans are more optimistic about the future. If profit growth leads companies to spend more on equipment and technology, we think the job market could also pick up. All of these factors would be good for stock prices. We plan to keep the portfolio focused on stocks that can benefit from an improving economy, while downplaying our investment in sectors that are less dependent on the economy's moves. We think that over time the high quality companies we own will move back into favor with investors.

--------------------------------------------------------

 An investment in the fund offers the potential for long-term growth but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain the holdings described in this report.

 The price of small- and medium-sized companies may be more volatile than those of larger, more established firms.

--------------------------------------------------------

NET ASSET VALUE PER SHARE as of 9/30/03 ($)
         Class A                                10.47
         Class B                                10.39
         Class C                                10.39
         Class Z                                 9.13

                                 DID YOU KNOW?
 When stock prices are moving up and down a lot, investors often worry about losing money. Some panic and sell when a stock's price is way down, then miss out on the opportunity for future gains. Or they buy a stock when its price is really high, just before it takes a fall. Some investors, however, avoid those mistakes by using a strategy called dollar cost averaging. Here's how it works: you invest a set amount of money each month in a stock or a mutual fund. When the market is down, your investment buys more shares. When the market is up, it buys fewer shares. But over time, your average cost is lower than if you had tried to time the market or if you had bought shares all at once. Dollar cost averaging won't ensure a profit or guard against a loss, and you should be committed to investing over a long period of time. But the beauty of dollar cost averaging is that you are less likely to miss out on either the market's gains or the natural buying opportunities created by its dips.

PERFORMANCE

Top 10 holdings as of 9/30/03 (%)


Citigroup                        4.2
Microsoft                        2.7
American International Group     2.1
Exxon Mobil                      2.1
Procter & Gamble                 2.1
General Electric                 1.9
Pfizer                           1.8
Cisco Systems                    1.6
Medtronic                        1.6
Accenture                        1.3

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.

Sector breakdowns as of 9/30/03 (%)


Financials                      21.2
Information technology          19.2
Consumer discretionary          15.4
Health care                     13.0
Industrials                     10.0
Energy                           6.7
Consumer staples                 4.8
Telecommunication services       3.5
Materials                        3.1
Utilities                        2.1

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this breakdown in the future.

    What do the numbers mean?

    The AVERAGE ANNUAL TOTAL RETURN is given for the current reporting period and periods equal to and greater than one year (for instance, the "five-year" and "since inception" returns in the chart). This percentage represents the average yearly return during the time period specified.

    Average annual total return as of 9/30/03 (%)

                                       Class A                  Class B                  Class C             Class Z
      Inception                       07/29/02                 07/29/02                 07/29/02            04/29/94
      ---------------------------------------------------------------------------------------------------------------
                                 WITHOUT       WITH       WITHOUT       WITH       WITHOUT       WITH        WITHOUT
                                  SALES       SALES        SALES       SALES        SALES       SALES         SALES
                                 CHARGE       CHARGE      CHARGE       CHARGE      CHARGE       CHARGE       CHARGE
      ---------------------------------------------------------------------------------------------------------------
      1-year                      22.89       15.82        22.09       17.09        22.09       21.09         23.05
      ---------------------------------------------------------------------------------------------------------------
      5-year                      -0.91       -2.07        -1.06       -1.39        -1.06       -1.06         -0.89
      ---------------------------------------------------------------------------------------------------------------
      Since inception              9.65        8.97         9.56        9.56         9.56        9.56          9.66
      ---------------------------------------------------------------------------------------------------------------

    MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT
    WWW.COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

    Past performance cannot predict future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the class C contingent deferred sales charge of 1% for the first year only.

    Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

    Class A, B and C share performance information includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

PERFORMANCE

                                 DID YOU KNOW?
 On October 13, 2003, the Russell 3000 Index became your fund's benchmark. Your fund's portfolio managers decided that it would be more useful to shareholders to compare fund performance against this index than the S&P 500 Index, which was the fund's former benchmark. For example, the Russell 3000 Index tracks the performance of more companies than the S&P 500 Index, so it is likely to include many of the companies that are part of the investment universe of Columbia Young Investor Fund. There are other characteristics of the fund that closely match those in the Russell 3000 Index. For more information, young investors and their parents and financial mentors can visit online the "Fund Portfolio Data" page for Columbia Young Investor Fund at www.columbiafunds.com.

Performance of a $10,000 investment
4/29/94 - 9/30/03 ($)

                        WITHOUT              WITH
                      SALES CHARGE       SALES CHARGE
Class A                  23,829             22,459
Class B                  23,647             23,647
Class C                  23,647             23,647
Class Z                  23,847             n/a

(MOUNTAIN CHART)

                                          Class A without sales charge   Class A with sales charge        S&P 500 Index
04/1994                                                       10000.00                     9425.00             10000.00
                                                              10040.00                     9462.70             10164.00
                                                               9699.64                     9141.91              9914.98
                                                               9859.69                     9292.76             10240.20
                                                              10299.40                     9707.21             10660.00
09/1994                                                       10239.70                     9650.91             10398.90
                                                              10659.50                    10046.60             10632.80
                                                              10449.50                     9848.68             10245.80
                                                              10737.90                    10120.50             10397.50
                                                              10778.70                    10159.00             10666.70
                                                              11031.00                    10396.70             11082.70
                                                              11413.70                    10757.50             11409.70
                                                              11545.00                    10881.20             11745.10
                                                              11736.60                    11061.80             12214.90
                                                              12723.70                    11992.10             12498.30
                                                              13489.70                    12714.00             12913.30
                                                              13661.00                    12875.50             12945.50
09/1995                                                       14395.90                    13568.20             13491.80
                                                              14103.70                    13292.70             13443.30
                                                              14909.00                    14051.80             14033.40
                                                              15010.40                    14147.30             14304.30
                                                              15597.30                    14700.50             14790.60
                                                              15806.30                    14897.50             14928.20
                                                              16465.40                    15518.70             15071.50
                                                              17575.20                    16564.60             15293.00
                                                              18422.30                    17363.10             15687.60
                                                              18777.90                    17698.20             15747.20
                                                              17532.90                    16524.80             15051.20
                                                              18318.40                    17265.10             15368.80
09/1996                                                       19510.90                    18389.00             16234.00
                                                              19782.10                    18644.60             16682.10
                                                              20557.60                    19375.50             17943.30
                                                              20278.00                    19112.00             17588.00
                                                              21220.90                    20000.70             18687.20
                                                              20669.20                    19480.70             18833.00
                                                              19292.60                    18183.30             18059.00
                                                              20158.80                    18999.70             19137.10
                                                              21719.10                    20470.30             20302.50
                                                              22759.50                    21450.80             21212.10
                                                              24341.30                    22941.70             22900.60
                                                              23506.40                    22154.80             21618.10
09/1997                                                       24655.80                    23238.10             22802.80
                                                              23940.80                    22564.20             22041.20
                                                              24536.90                    23126.10             23061.70
                                                              25606.70                    24134.30             23458.40
                                                              25760.40                    24279.20             23718.70
                                                              27826.40                    26226.30             25428.90
                                                              28903.20                    27241.30             26730.80
                                                              29232.70                    27551.90             27000.80
                                                              28233.00                    26609.60             26536.40
                                                              29847.90                    28131.70             27613.80
                                                              28868.90                    27208.90             27321.10
                                                              23513.70                    22161.70             23370.40
09/1998                                                       24931.60                    23498.00             24868.50
                                                              26646.90                    25114.70             26890.30
                                                              28219.10                    26596.50             28519.80
                                                              30123.80                    28391.70             30162.60
                                                              31521.60                    29709.10             31423.40
                                                              30405.70                    28657.40             30446.10
                                                              32783.40                    30898.40             31664.00
                                                              33616.10                    31683.20             32889.40
                                                              32456.40                    30590.20             32113.20
                                                              34043.50                    32086.00             33895.40
                                                              32242.60                    30388.70             32837.90
                                                              31588.10                    29771.80             32677.00
09/1999                                                       30890.00                    29113.80             31781.70
                                                              33435.30                    31512.80             33793.40
                                                              35551.80                    33507.60             34479.40
                                                              39665.10                    37384.40             36510.30
                                                              38744.90                    36517.10             34677.50
                                                              42293.90                    39862.00             34022.10
                                                              43545.80                    41041.90             37349.40
                                                              39953.30                    37656.00             36225.20
                                                              36265.60                    34180.30             35482.60
                                                              39620.20                    37342.00             36359.00
                                                              38970.40                    36729.60             35791.80
                                                              42871.30                    40406.20             38014.50
09/2000                                                       40869.20                    38519.30             36007.30
                                                              39516.50                    37244.30             35856.10
                                                              34557.10                    32570.10             33030.60
                                                              35680.30                    33628.60             33192.50
                                                              37442.90                    35289.90             34370.80
                                                              33590.00                    31658.60             31236.20
                                                              30993.50                    29211.40             29255.80
                                                              33931.70                    31980.60             31529.00
                                                              33721.30                    31782.30             31740.20
                                                              32480.30                    30612.70             30968.90
                                                              30352.90                    28607.60             30665.40
                                                              28304.10                    26676.60             28745.80
09/2001                                                       24491.50                    23083.30             26423.10
                                                              25326.70                    23870.40             26927.80
                                                              27585.80                    25999.60             28993.20
                                                              27834.10                    26233.60             29248.30
                                                              27077.00                    25520.10             28821.30
                                                              26359.40                    24843.80             28265.00
                                                              27925.20                    26319.50             29327.80
                                                              26227.30                    24719.30             27550.50
                                                              25705.40                    24227.40             27346.70
                                                              23864.90                    22492.70             25399.60
                                                              21774.30                    20522.30             23420.90
                                                              21661.10                    20415.60             23573.20
09/2003                                                       19386.70                    18272.00             21010.80
                                                              20957.00                    19752.00             22859.70
                                                              22526.70                    21231.40             24206.20
                                                              21001.70                    19794.10             22785.30
                                                              20569.00                    19386.30             22188.30
                                                              20250.20                    19085.80             21855.50
                                                              20432.40                    19257.60             22067.50
                                                              22001.70                    20736.60             23885.80
                                                              23161.20                    21829.40             25144.60
                                                              23228.30                    21892.70             25466.50
                                                              23727.70                    22363.40             25914.70
                                                              24456.20                    23049.90             26420.00
09/2003                                                       23829.00                    22459.00             26131.00

                                             Russell 3000 Index
04/1994                                                10000.00
                                                       10110.00
                                                        9832.99
                                                       10137.80
                                                       10579.80
09/1994                                                10354.50
                                                       10525.30
                                                       10141.10
                                                       10299.30
                                                       10524.90
                                                       10954.30
                                                       11227.10
                                                       11520.10
                                                       11938.30
                                                       12283.30
                                                       12777.10
                                                       12890.80
09/1995                                                13389.70
                                                       13274.50
                                                       13863.90
                                                       14089.90
                                                       14498.50
                                                       14713.10
                                                       14861.70
                                                       15144.10
                                                       15531.80
                                                       15482.00
                                                       14672.30
                                                       15116.90
09/1996                                                15939.30
                                                       16231.00
                                                       17375.20
                                                       17166.70
                                                       18116.10
                                                       18136.00
                                                       17316.20
                                                       18169.90
                                                       19410.90
                                                       20218.40
                                                       21803.60
                                                       20918.30
09/1997                                                22104.40
                                                       21361.70
                                                       22179.80
                                                       22623.40
                                                       22741.10
                                                       24367.10
                                                       25575.70
                                                       25826.30
                                                       25188.40
                                                       26039.80
                                                       25565.80
                                                       21649.20
09/1998                                                23125.60
                                                       24880.90
                                                       26403.60
                                                       28082.80
                                                       29037.70
                                                       28009.70
                                                       29037.70
                                                       30347.30
                                                       29770.70
                                                       31274.10
                                                       30326.50
                                                       29980.80
09/1999                                                29213.30
                                                       31044.90
                                                       31914.20
                                                       33950.30
                                                       32619.50
                                                       32922.80
                                                       35500.70
                                                       34251.10
                                                       33288.60
                                                       34274.00
                                                       33667.30
                                                       36165.40
09/2000                                                34527.10
                                                       34036.80
                                                       30898.70
                                                       31417.70
                                                       32492.20
                                                       29522.40
                                                       27597.60
                                                       29810.90
                                                       30049.40
                                                       29496.50
                                                       29009.80
                                                       27298.20
09/2001                                                24890.50
                                                       25470.50
                                                       27431.70
                                                       27818.50
                                                       27470.70
                                                       26910.30
                                                       28089.00
                                                       26614.30
                                                       26305.60
                                                       24411.60
                                                       22470.90
                                                       22576.50
09/2003                                                20203.70
                                                       21811.90
                                                       23131.50
                                                       21824.60
                                                       21289.90
                                                       20938.60
                                                       21158.50
                                                       22887.10
                                                       24269.50
                                                       24597.20
                                                       25160.40
                                                       25719.00
09/2003                                                25442.00

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 29, 1994, and reinvestment of income and capital gains distributions. The Russell 3000 Index is an unmanaged index that tracks the performance of 3000 of the largest US companies, based on market capitalization. The Standard & Poor's (S&P) 500 Index, also an unmanaged index, tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, an index is not an investment, does not incur fees or expenses, and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Benchmark performance is from April 29, 1994.

INVESTMENT PORTFOLIO

SEPTEMBER 30, 2003

COMMON STOCKS - 99.0%      SHARES        VALUE
--------------------------------------------------
CONSUMER DISCRETIONARY - 15.4%
AUTO COMPONENTS - 0.2%
Autoliv, Inc.                52,000   $  1,568,840
                                      ------------

HOTELS, RESTAURANTS & LEISURE - 1.3%
Cedar Fair, L.P.            149,800      4,194,400
Starwood Hotels &
  Resorts Worldwide,
  Inc.                       49,400      1,719,120
Wendy's International,
  Inc.                      118,800      3,837,240
                                      ------------
                                         9,750,760
                                      ------------
HOUSEHOLD DURABLES - 0.8%
Applica, Inc. (a)           166,900      1,009,745
Beazer Homes USA, Inc.       58,400      4,928,960
                                      ------------
                                         5,938,705
                                      ------------
INTERNET & CATALOG RETAIL - 1.6%
eBay, Inc. (a)              100,000      5,351,000
InterActiveCorp (a)         219,574      7,256,921
                                      ------------
                                        12,607,921
                                      ------------
LEISURE EQUIPMENT & PRODUCTS - 0.4%
Marvel Enterprises, Inc.
  (a)                       136,500      3,037,125
                                      ------------

MEDIA - 6.2%
AOL Time Warner, Inc.
  (a)                       200,000      3,022,000
Clear Channel
  Communications, Inc.      150,000      5,745,000
E.W. Scripps Co., Class
  A                          65,700      5,591,070
Gannett Co., Inc.            69,800      5,413,688
Getty Images, Inc. (a)       60,400      2,123,664
Lee Enterprises, Inc.        64,200      2,482,614
Liberty Media Corp.,
  Class A (a)               500,000      4,985,000
McGraw-Hill Companies,
  Inc.                       43,300      2,690,229
Media General, Inc.,
  Class A                    28,000      1,710,800
NTL, Inc. (a)                44,800      2,110,976
Omnicom Group, Inc.          72,100      5,180,385
Viacom, Inc., Class B       117,900      4,515,570
Westwood One, Inc. (a)       94,800      2,862,012
                                      ------------
                                        48,433,008
                                      ------------

     COMMON STOCKS
      (CONTINUED)            SHARES      VALUE
--------------------------------------------------
MULTI-LINE RETAIL - 1.3%
Costco Wholesale Corp.
  (a)                       100,000   $  3,108,000
May Department Stores
  Co.                        66,300      1,632,969
Wal-Mart Stores, Inc.       100,000      5,585,000
                                      ------------
                                        10,325,969
                                      ------------
SPECIALTY RETAIL - 2.4%
AutoZone, Inc. (a)           75,000      6,714,750
Home Depot, Inc.            150,000      4,777,500
Limited Brands               90,200      1,360,216
Lowe's Companies, Inc.      111,100      5,766,090
                                      ------------
                                        18,618,556
                                      ------------
TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Coach, Inc. (a)             100,000      5,460,000
Kellwood Co.                112,100      3,749,745
                                      ------------
                                         9,209,745
                                      ------------
--------------------------------------------------
CONSUMER STAPLES - 4.8%
BEVERAGES - 1.2%
PepsiCo, Inc.               210,400      9,642,632
                                      ------------

FOOD PRODUCTS - 0.7%
Chiquita Brands
  International, Inc.
  (a)                       158,900      2,812,530
ConAgra Foods, Inc.         116,600      2,476,584
                                      ------------
                                         5,289,114
                                      ------------
HOUSEHOLD PRODUCTS - 2.9%
Clorox Co.                   57,800      2,651,286
Kimberly-Clark Corp.         76,400      3,920,848
Procter & Gamble Co.        172,200     15,983,604
                                      ------------
                                        22,555,738
                                      ------------
--------------------------------------------------
ENERGY - 6.7%
ENERGY EQUIPMENT & SERVICES - 2.2%
Baker Hughes, Inc.          124,900      3,695,791
Schlumberger Ltd.           150,000      7,260,000
Smith International,
  Inc. (a)                   93,000      3,346,140
Transocean, Inc. (a)        150,000      3,000,000
                                      ------------
                                        17,301,931
                                      ------------
OIL & GAS - 4.5%
Anadarko Petroleum Corp.     53,600      2,238,336
ConocoPhillips              125,600      6,876,600
Exxon Mobil Corp.           445,400     16,301,640

See notes to investment portfolio.

SEPTEMBER 30, 2003

     COMMON STOCKS
      (CONTINUED)            SHARES      VALUE
--------------------------------------------------
OIL & GAS (CONTINUED)
Houston Exploration Co.
  (a)                        47,500   $  1,667,250
Newfield Exploration Co.
  (a)                       100,900      3,891,713
Stone Energy Corp. (a)      103,200      3,640,896
                                      ------------
                                        34,616,435
                                      ------------
--------------------------------------------------
FINANCIALS - 21.2%
BANKS - 6.0%
Bank of America Corp.       133,500     10,418,340
Bank of New York Co.,
  Inc.                      166,300      4,840,993
Bank One Corp.              101,000      3,903,650
City National Corp.          66,000      3,363,360
GreenPoint Financial
  Corp.                     169,650      5,065,749
Texas Regional
  Bancshares, Inc.,
  Class A                   118,100      3,990,599
U.S. Bancorp.               208,500      5,001,915
UnionBanCal Corp.            56,100      2,782,560
Wells Fargo & Co.           139,800      7,199,700
                                      ------------
                                        46,566,866
                                      ------------
DIVERSIFIED FINANCIALS - 6.9%
American Express Co.        111,300      5,015,178
Citigroup, Inc.             723,100     32,908,281
Freddie Mac                  64,100      3,355,635
J.P. Morgan Chase & Co.     171,700      5,894,461
Merrill Lynch & Co.,
  Inc.                      125,000      6,691,250
                                      ------------
                                        53,864,805
                                      ------------
INSURANCE - 6.6%
AFLAC, Inc.                 161,900      5,229,370
Ambac Financial Group,
  Inc.                       89,300      5,715,200
American International
  Group, Inc.               288,400     16,640,680
Hartford Financial
  Services Group, Inc.      113,600      5,978,768
MBIA, Inc.                  116,700      6,414,999
MGIC Investment Corp.       100,700      5,243,449
Radian Group, Inc.          136,600      6,065,040
                                      ------------
                                        51,287,506
                                      ------------

     COMMON STOCKS
      (CONTINUED)            SHARES      VALUE
--------------------------------------------------
REAL ESTATE - 1.7%
Avalonbay Communities,
  Inc.                       92,900   $  4,347,720
Boston Properties, Inc.     102,500      4,455,675
Kimco Realty Corp.          114,300      4,682,871
                                      ------------
                                        13,486,266
                                      ------------
--------------------------------------------------
HEALTH CARE - 13.0%
BIOTECHNOLOGY - 1.6%
Amgen, Inc. (a)             130,200      8,407,014
Gilead Sciences, Inc.
  (a)                        75,000      4,194,750
                                      ------------
                                        12,601,764
                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.4%
Beckman Coulter, Inc.        84,200      3,834,468
Becton, Dickinson & Co.     105,000      3,792,600
Boston Scientific Corp.
  (a)                       100,000      6,380,000
Medtronic, Inc.             260,300     12,213,276
                                      ------------
                                        26,220,344
                                      ------------
HEALTH CARE PROVIDERS & SERVICES - 2.1%
Caremark Rx, Inc. (a)       150,000      3,390,000
CIGNA Corp.                  37,200      1,660,980
IMS Health, Inc.            187,400      3,954,140
Tenet Healthcare Corp.      126,800      1,836,064
UnitedHealth Group, Inc.
  (a)                       100,000      5,032,000
                                      ------------
                                        15,873,184
                                      ------------
PHARMACEUTICALS - 5.9%
Bradley Pharmaceuticals,
  Inc. (a)                  195,400      5,324,650
Bristol-Myers Squibb Co.    148,200      3,802,812
Johnson & Johnson           100,000      4,952,000
Medco Health Solutions,
  Inc. (a)                   11,071        287,071
Merck & Co., Inc.            91,800      4,646,916
Pfizer, Inc.                472,100     14,342,398
Teva Pharmaceutical
  Industries Ltd., ADR      111,600      6,377,940
Watson Pharmaceuticals,
  Inc. (a)                  150,000      6,253,500
                                      ------------
                                        45,987,287
                                      ------------
--------------------------------------------------

See notes to investment portfolio.

SEPTEMBER 30, 2003

     COMMON STOCKS
      (CONTINUED)            SHARES      VALUE
--------------------------------------------------
INDUSTRIALS - 10.0%
AEROSPACE & DEFENSE - 2.5%
Honeywell International,
  Inc.                      188,600   $  4,969,610
Lockheed Martin Corp.       150,000      6,922,500
United Technologies
  Corp.                      97,600      7,542,528
                                      ------------
                                        19,434,638
                                      ------------
COMMERCIAL SERVICES & SUPPLIES - 3.1%
Avery Dennison Corp.         97,600      4,930,752
Convergys Corp. (a)          96,000      1,760,640
First Data Corp.            167,400      6,689,304
Paychex, Inc.               186,000      6,310,980
Pitney Bowes, Inc.          120,700      4,625,224
                                      ------------
                                        24,316,900
                                      ------------
INDUSTRIAL CONGLOMERATES - 2.9%
3M Co.                      104,800      7,238,536
General Electric Co.        500,000     14,905,000
                                      ------------
                                        22,143,536
                                      ------------
MACHINERY - 1.3%
Briggs & Stratton Corp.      54,300      3,190,668
Caterpillar, Inc.           100,000      6,884,000
                                      ------------
                                        10,074,668
                                      ------------
MARINE - 0.2%
Overseas Shipholding
  Group, Inc.                65,700      1,698,345
                                      ------------
--------------------------------------------------
INFORMATION TECHNOLOGY - 19.2%
COMMUNICATIONS EQUIPMENT - 3.5%
Cisco Systems, Inc. (a)     650,800     12,716,632
Nokia Oyj, ADR              371,900      5,801,640
Scientific-Atlanta, Inc.    118,300      3,685,045
UTStarcom, Inc. (a)         150,000      4,771,500
                                      ------------
                                        26,974,817
                                      ------------
COMPUTERS & PERIPHERALS - 3.0%
Dell, Inc. (a)              278,900      9,312,471
International Business
  Machines Corp.             90,300      7,976,199
Lexmark International,
  Inc. (a)                  100,700      6,345,107
                                      ------------
                                        23,633,777
                                      ------------

     COMMON STOCKS
      (CONTINUED)            SHARES      VALUE
--------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
Avnet, Inc. (a)             218,200   $  3,604,664
Benchmark Electronics,
  Inc. (a)                  126,600      5,351,382
                                      ------------
                                         8,956,046
                                      ------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES -1.5%
Accenture Ltd., Class A
  (a)                       468,800     10,472,992
Electronic Data Systems
  Corp.                      77,000      1,555,400
                                      ------------
                                        12,028,392
                                      ------------
INTERNET SOFTWARE & SERVICES - 0.5%
United Online, Inc. (a)     107,600      3,735,872
                                      ------------

OFFICE ELECTRONICS - 0.4%
Xerox Corp. (a)             142,900      1,466,154
Zebra Technologies
  Corp., Class A (a)         35,550      1,833,313
                                      ------------
                                         3,299,467
                                      ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.2%
Analog Devices, Inc. (a)    150,000      5,703,000
Applied Materials, Inc.
  (a)                       200,000      3,628,000
Fairchild Semiconductor
  International, Inc.
  (a)                       376,300      6,239,054
Intel Corp.                 200,000      5,502,000
QLogic Corp. (a)             48,700      2,289,387
Texas Instruments, Inc.     388,500      8,857,800
                                      ------------
                                        32,219,241
                                      ------------
SOFTWARE - 4.9%
Adobe Systems, Inc.         166,000      6,517,160
Microsoft Corp.             761,600     21,164,864
Oracle Corp. (a)            200,000      2,244,000
SAP AG, ADR                 150,000      4,561,500
VERITAS Software Corp.
  (a)                       111,600      3,504,240
                                      ------------
                                        37,991,764
                                      ------------
--------------------------------------------------

See notes to investment portfolio.

SEPTEMBER 30, 2003

     COMMON STOCKS
      (CONTINUED)            SHARES      VALUE
--------------------------------------------------
MATERIALS - 3.1%
CHEMICALS - 1.9%
Monsanto Co.                269,000   $  6,439,860
PPG Industries, Inc.         96,700      5,049,674
Sigma-Aldrich Corp.          59,000      3,064,460
                                      ------------
                                        14,553,994
                                      ------------
CONSTRUCTION MATERIALS - 0.3%
Vulcan Materials Co.         67,700      2,701,907
                                      ------------

METALS & MINING - 0.6%
Alcoa, Inc.                 100,000      2,616,000
Carpenter Technology
  Corp.                      90,600      1,942,464
                                      ------------
                                         4,558,464
                                      ------------
PAPER & FOREST PRODUCTS - 0.3%
Rayonier, Inc.               63,000      2,557,800
                                      ------------
--------------------------------------------------
TELECOMMUNICATION SERVICES - 3.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.5%
AT&T Corp.                  100,000      2,155,000
BellSouth Corp.             150,300      3,559,104
CenturyTel, Inc.            177,000      5,998,530
SBC Communications, Inc.    320,300      7,126,675
Verizon Communications,
  Inc.                      254,100      8,243,005
                                      ------------
                                        27,082,314
                                      ------------
--------------------------------------------------
UTILITIES - 2.1%
ELECTRIC UTILITIES - 0.7%
Consolidated Edison,
  Inc.                      129,000      5,258,040
                                      ------------

GAS UTILITIES - 0.8%
Kinder Morgan, Inc.         112,800      6,092,328
                                      ------------

     COMMON STOCKS
      (CONTINUED)            SHARES      VALUE
--------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER - 0.6%
Duke Energy Corp.           149,900   $  2,669,719
Questar Corp.                74,500      2,295,345
                                      ------------
                                         4,965,064
                                      ------------
TOTAL COMMON STOCKS
  (cost of $684,459,288)               769,061,875
                                      ------------
SHORT-TERM OBLIGATION - 1.0% PAR
--------------------------------------------------
Repurchase agreement
  with State Street Bank
  & Trust, dated
  09/30/03, due 10/01/03
  at 0.900%,
  collateralized by a
  U.S. Treasury Bond
  maturing 02/15/27,
  market value
  $8,116,643 (repurchase
  proceeds $7,940,199)
  (cost of $7,940,000)   $7,940,000      7,940,000
                                      ------------
TOTAL
  INVESTMENTS - 100.0%
  (cost of $692,399,288)
     (b)                               777,001,875
                                      ------------
OTHER ASSETS & LIABILITIES,
  NET - 0.0%                              (262,011)
--------------------------------------------------
NET ASSETS - 100.0%                   $776,739,864
                                      ============

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.

(b) Cost for federal income tax purposes is $692,201,988.

ACRONYM                  NAME
-----------------------------------------
  ADR         American Depositary Receipt

See notes to investment portfolio.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003

ASSETS:
Investments, at cost                  $ 692,399,288
                                      -------------
Investments, at value                 $ 777,001,875
Cash                                      1,205,767
Receivable for:
  Investments sold                        1,212,961
  Fund shares sold                           85,841
  Interest                                      199
  Dividends                                 617,172
Expense reimbursement due from
  Advisor                                    12,383
Deferred Trustees' compensation plan         11,086
                                      -------------
  Total Assets                          780,147,284
                                      -------------
LIABILITIES:
Payable for:
  Investments purchased                   1,204,232
  Fund shares repurchased                   179,760
  Management fee                            382,242
  Administration fee                        118,540
  Transfer agent fee                      1,219,594
  Pricing and bookkeeping fees               22,640
  Trustees' fees                                342
  Distribution and service fees              32,914
Deferred Trustees' fees                      11,086
Other liabilities                           236,070
                                      -------------
  Total Liabilities                       3,407,420
                                      -------------
NET ASSETS                            $ 776,739,864
                                      =============
COMPOSITION OF NET ASSETS:
Paid-in capital                       $ 964,847,096
Undistributed net investment income         250,843
Accumulated net realized loss          (272,960,662)
Net unrealized appreciation on
  investments                            84,602,587
                                      -------------
NET ASSETS                            $ 776,739,864
                                      =============
CLASS A:
Net assets                            $  94,617,130
Shares outstanding                        9,034,034
                                      -------------
Net asset value per share             $       10.47(a)
                                      =============
Maximum offering price per share
  ($10.47/0.9425)                     $       11.11(b)
                                      =============
CLASS B:
Net assets                            $   6,872,372
Shares outstanding                          661,509
                                      -------------
Net asset value and offering price
  per share                           $       10.39(a)
                                      =============
CLASS C:
Net assets                            $     660,030
Shares outstanding                           63,506
                                      -------------
Net asset value and offering price
  per share                           $       10.39(a)
                                      =============
CLASS Z:
Net assets                            $ 674,590,332
Shares outstanding                       73,908,630
                                      -------------
Net asset value, offering and
  redemption price per share          $        9.13
                                      =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2003

INVESTMENT INCOME:
Dividends                           $  8,536,290
Interest                                 262,535
                                    ------------
  Total Investment Income (net of
     foreign taxes withheld of
     $1,560)                           8,798,825
                                    ------------
EXPENSES:
Management fee                         4,308,676
Administration fee                     1,356,912
Distribution fee:
  Class A                                 90,598
  Class B                                 51,068
  Class C                                  4,271
Service fee:
  Class A                                226,495
  Class B                                 17,023
  Class C                                  1,424
Transfer agent fee:
  Class A                                779,220
  Class B                                 58,758
  Class C                                  4,817
  Class Z                              3,821,525
Pricing and bookkeeping fees             231,999
Trustees' fees                            26,194
Custody fee                               17,774
Other expenses                           651,630
                                    ------------
  Total Operating Expenses            11,648,384
Fees and expenses waived or
  reimbursed by Advisor:
  Class A                               (465,036)
  Class B                                (35,080)
  Class C                                 (2,872)
Fees waived by Distributor - Class
  A                                      (45,299)
Custody earnings credit                     (529)
                                    ------------
  Net Operating Expenses              11,099,568
                                    ------------
Net Investment Loss                   (2,300,743)
                                    ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on investments     (56,715,298)
Net change in unrealized
  appreciation/ depreciation on
  investments                        208,670,172
                                    ------------
Net Gain                             151,954,874
                                    ------------
Net Increase in Net Assets from
  Operations                        $149,654,131
                                    ============

See notes to investment portfolio.

STATEMENT OF CHANGES IN NET ASSETS

                         YEAR ENDED SEPTEMBER 30,
INCREASE (DECREASE)    ----------------------------
IN NET ASSETS:             2003         2002 (A)
---------------------------------------------------
OPERATIONS:
Net investment loss    $ (2,300,743)  $  (5,490,434)
Net realized loss on
  investments           (56,715,298)   (120,567,041)
Net change in
  unrealized
  appreciation/
  depreciation on
  investments           208,670,172     (28,170,574)
                       ------------   -------------
Net Increase
  (Decrease) from
  Operations            149,654,131    (154,228,049)
                       ------------   -------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions           7,644,323       1,197,794
  Proceeds received in
     connection with
     mergers                     --      88,782,053
  Redemptions           (14,032,114)     (3,416,160)
                       ------------   -------------
     Net Increase
       (Decrease)        (6,387,791)     86,563,687
                       ------------   -------------
Class B:
  Subscriptions             771,614         159,375
  Proceeds received in
     connection with
     mergers                     --       7,418,537
  Redemptions            (1,742,729)       (755,201)
                       ------------   -------------
     Net Increase
       (Decrease)          (971,115)      6,822,711
                       ------------   -------------
Class C:
  Subscriptions             173,069          34,864
  Proceeds received in
     connection with
     mergers                     --         488,343
  Redemptions              (116,948)         (8,207)
                       ------------   -------------
     Net Increase            56,121         515,000
                       ------------   -------------
Class Z:
  Subscriptions          49,798,986      80,960,112
  Proceeds received in
     connection with
     mergers                     --       8,904,524
  Redemptions           (78,078,650)   (113,567,847)
                       ------------   -------------
     Net Decrease       (28,279,664)    (23,703,211)
                       ------------   -------------
Net Increase
  (Decrease) from
  Share Transactions    (35,582,449)     70,198,187
                       ------------   -------------
Total Increase
  (Decrease) in Net
  Assets                114,071,682     (84,029,862)

                         YEAR ENDED SEPTEMBER 30,
INCREASE (DECREASE)    ----------------------------
IN NET ASSETS:             2003         2002 (A)
---------------------------------------------------
NET ASSETS:
Beginning of period    $662,668,182   $ 746,698,044
                       ------------   -------------
End of period
  (including
  undistributed net
  investment income of
  $250,843 and
  accumulated net
  investment loss of
  $(7,289),
  respectively)        $776,739,864   $ 662,668,182
                       ============   =============
CHANGES IN SHARES:
Class A:
  Subscriptions             800,725         115,387
  Issued in connection
     with mergers                --       9,930,878
  Redemptions            (1,457,386)       (355,570)
                       ------------   -------------
     Net Increase
       (Decrease)          (656,661)      9,690,695
                       ------------   -------------
Class B:
  Subscriptions              79,511          16,534
  Issued in connection
     with mergers                --         829,814
  Redemptions              (182,289)        (82,061)
                       ------------   -------------
     Net Increase
       (Decrease)          (102,778)        764,287
                       ------------   -------------
Class C:
  Subscriptions              18,211           3,642
  Issued in connection
     with mergers                --          54,624
  Redemptions               (12,056)           (915)
                       ------------   -------------
     Net Increase             6,155          57,351
                       ------------   -------------
Class Z:
  Subscriptions (b)       5,931,393       8,316,424
  Issued in connection
     with mergers (b)            --       1,143,364
  Redemptions (b)        (9,268,147)    (11,817,646)
                       ------------   -------------
     Net Increase
       (Decrease)        (3,336,754)     (2,357,858)
                       ------------   -------------

(a) On July 29, 2002, the Stein Roe Young Investor Fund was redesignated Liberty Young Investor Fund, Class Z shares. Class A, Class B and Class C shares were initially offered on July 29, 2002.

(b) Capital share activity prior to July 25, 2003 has been restated to reflect a 2-for-1 share split.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003
NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Columbia Young Investor Fund (the "Fund"), a series of Columbia Funds Trust XI, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth of capital. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z. Prior to July 27, 2002, the Fund had a single class of shares. On July 29, 2002, the outstanding shares of the Fund were redesignated Class Z shares. On that date, the Fund also commenced offering Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus. Effective July 25, 2003, there was a 2-for-1 share split on Class Z shares. All capital share activity and per share data for Class Z have been restated to reflect the 2-for-1 share split.

Effective October 13, 2003, the Liberty Young Investor Fund was renamed Columbia Young Investor Fund. Also on this date, the Liberty-Stein Roe Funds Investment Trust was renamed Columbia Funds Trust XI.

On July 26, 2002, Liberty Growth Investor Fund ("LGIF") and Liberty Young Investor Fund ("LYIF") merged as follows into Stein Roe Young Investor Fund, which subsequently changed its name to Liberty Young Investor Fund:

                                        Net Assets       Unrealized
                      Shares Issued      Received      Depreciation(1)
                      -------------      --------      ---------------
LGIF                      2,264,091     $18,923,802      $ (3,262,765)
LYIF                      9,694,589     $86,669,655      $(14,588,637)

                                       Net Assets of
                        Net Asset        Acquired      Net Assets of
                       of the Fund         Funds         the Fund
                       Immediately      Immediately     Immediately
                         Prior to        Prior to          After
                       Combination      Combination     Combination
                       -----------      -----------     -----------
                       $597,382,198    $105,593,457    $702,975,655

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Prior to July 27, 2002, the Fund, LGIF and LYIF invested substantially all of their assets in SR&F Growth Investor Portfolio (the "Portfolio") as part of a master/ feeder structure. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. Prior to the completion of the above mergers, the Portfolio transferred its assets to the Fund, LGIF and LYIF and liquidated.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price reported at the close of the principal securities exchanges on which the investments are traded or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

SEPTEMBER 30, 2003

DETERMINATION OF CLASS NET ASSET VALUES:

All income, expenses (other than class specific fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis, based on net assets, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

OTHER:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.
The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, capital loss carryforwards, post-October losses and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2003, permanent items identified and reclassified among the components of net assets are as follows:

Undistributed    Accumulated
Net Investment   Net Realized     Paid-In
    Income           Loss         Capital
--------------   ------------   ------------
  $2,558,875     $12,368,229    $(14,927,104)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary        Long-Term      Unrealized
   Income       Capital Gains   Appreciation*
-------------   -------------   -------------
     $--             $--         $84,799,887

* The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the differing treatment of partnerships for tax.

The following capital loss carryforwards, determined as of September 30, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                     Capital Loss
Year of Expiration   Carryforwards
------------------   -------------
       2007          $  1,272,589
       2008               273,885
       2009            35,196,902
       2010            68,425,718
       2011           124,610,311
                     ------------
                     $229,779,405
                     ============

Of these carryforwards, $25,802,098 (expiring 9/30/2009) and $6,808,011
($1,272,589 expiring 9/30/2007, $273,885 expiring 9/30/2008, and $5,261,537 expiring 9/30/2009) were obtained upon the Fund's mergers with Liberty Young Investor Fund and Liberty Growth Investor Fund, respectively (See Note 1).

Utilization of Liberty Young Investor Fund's and Liberty Growth Investor Fund's losses could be subject to merger limitations imposed by the Internal Revenue Code.

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2003 for federal income tax purposes, post-October losses of $43,116,286 attributable to security transactions, were deferred to October 1, 2003.

SEPTEMBER 30, 2003

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

On April 1, 2003, Stein Roe & Farnham Incorporated ("Stein Roe"), the investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. At the time of the merger, Columbia assumed the obligations of Stein Roe with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

MANAGEMENT FEE:

Columbia is the investment advisor of the Fund and receives a monthly fee based on the Fund's average daily net assets as follows:

Average Daily Net Assets    Annual Fee Rate
------------------------    ---------------
First $500 million               0.60%
Next $500 million                0.55%
Over $1 billion                  0.50%

ADMINISTRATION FEE:

Columbia also provides accounting and other services for a monthly fee paid by the Fund as follows:

Average Daily Net Assets    Annual Fee Rate
------------------------    ---------------
First $500 million               0.200%
Next $500 million                0.150%
Over $1 billion                  0.125%

PRICING AND BOOKKEEPING FEES:

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended September 30, 2003, the net asset based fee rate was 0.030%. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

At a meeting held on October 8, 2003, the Board of Trustees approved the change of transfer agent fees structure of the Fund. Effective November 1, 2003, the Fund will be charged an annual $28.00 charge per open account for the transfer agent fees.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. Effective October 13, 2003, Liberty Funds Distributor, Inc. changed its name to Columbia Funds Distributor, Inc.

For the year ended September 30, 2003, the Fund has been advised that the Distributor retained net underwriting discounts of $4,443 on sales of the Fund's Class A shares and received CDSC of $44,042, $30,536 and $7 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average daily net assets attributable to Class A shares and 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

Effective July 29, 2002, Columbia has voluntarily agreed to reimburse the Fund for certain expenses so that the transfer agency fees (excluding out-of-pocket expenses) for each of Class A, Class B and Class C will not exceed 0.10% annually of the Class's average daily net assets.

SEPTEMBER 30, 2003

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $529 of custody fees were reduced by balance credits for the year ended September 30, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended September 30, 2003, purchases and sales of investments, other than short-term obligations, were $914,636,311 and $931,037,010, respectively, of which $3,848,500 and $0 were U.S. Government securities, respectively.

Unrealized appreciation (depreciation) at September 30, 2003 based on cost of investments for federal income tax purposes, was:

Gross unrealized appreciation  $100,000,188
Gross unrealized depreciation   (15,200,301)
                               ------------
  Net unrealized appreciation  $ 84,799,887
                               ============

OTHER:

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. For the year ended September 30, 2003, the Fund did not borrow under the agreements.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED     PERIOD ENDED
                                                              SEPTEMBER 30,   SEPTEMBER 30,
CLASS A SHARES                                                    2003          2002 (A)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   8.52        $   8.94
                                                                --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                            (0.03)          (0.01)
Net realized and unrealized gain (loss) on investments              1.98           (0.41)
                                                                --------        --------
  Total from Investment Operations                                  1.95           (0.42)
                                                                --------        --------
NET ASSET VALUE, END OF PERIOD                                  $  10.47        $   8.52
                                                                ========        ========
Total return (c)(d)                                               22.89%         (4.70)%(e)
                                                                ========        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                       1.54%           1.67%(g)
Net investment loss (f)                                          (0.35)%         (0.49)%(g)
Waiver/reimbursement                                               0.56%           0.80%(g)
Portfolio turnover rate                                             128%             32%
Net assets, end of period (000's)                               $ 94,617        $ 82,564

(a) Class A shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED     PERIOD ENDED
                                                              SEPTEMBER 30,   SEPTEMBER 30,
CLASS B SHARES                                                    2003          2002 (A)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   8.51        $   8.94
                                                                --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                            (0.10)          (0.02)
Net realized and unrealized gain (loss) on investments              1.98           (0.41)
                                                                --------        --------
  Total from Investment Operations                                  1.88           (0.43)
                                                                --------        --------
NET ASSET VALUE, END OF PERIOD                                  $  10.39        $   8.51
                                                                ========        ========
Total return (c)(d)                                               22.09%         (4.81)%(e)
                                                                ========        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                       2.24%           2.37%(g)
Net investment loss (f)                                          (1.05)%         (1.19)%(g)
Waiver/reimbursement                                               0.51%           0.75%(g)
Portfolio turnover rate                                             128%             32%
Net assets, end of period (000's)                               $  6,872        $  6,505

(a) Class B shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED     PERIOD ENDED
                                                              SEPTEMBER 30,   SEPTEMBER 30,
CLASS C SHARES                                                    2003          2002 (A)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   8.51        $   8.94
                                                                --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                            (0.10)          (0.02)
Net realized and unrealized gain (loss) on investments              1.98           (0.41)
                                                                --------        --------
  Total from Investment Operations                                  1.88           (0.43)
                                                                --------        --------
NET ASSET VALUE, END OF PERIOD                                  $  10.39        $   8.51
                                                                ========        ========
Total return (c)(d)                                               22.09%         (4.81)%(e)
                                                                ========        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                       2.24%           2.37%(g)
Net investment loss (f)                                          (1.05)%         (1.19)%(g)
Waiver/reimbursement                                               0.50%           0.75%(g)
Portfolio turnover rate                                             128%             32%
Net assets, end of period (000's)                               $    660        $    488

(a) Class C shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED SEPTEMBER 30,
                                  -------------------------------------------------------------------
CLASS Z SHARES                       2003       2002 (A)(B)     2001 (A)      2000 (A)      1999 (A)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $     7.42    $     9.38     $    17.97    $    13.71    $    11.34
                                  ----------    ----------     ----------    ----------    ----------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss (c)                (0.03)        (0.07)(d)      (0.06)(d)      (0.07)(d)      (0.05)(d)
Net realized and unrealized gain
  (loss) on investments                 1.74         (1.89)         (6.52)         4.49          2.72
                                  ----------    ----------     ----------    ----------    ----------
  Total from Investment
     Operations                         1.71         (1.96)         (6.58)         4.42          2.67
                                  ----------    ----------     ----------    ----------    ----------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net realized gains                   --            --          (1.56)        (0.16)        (0.30)
In excess of net realized gains           --            --          (0.45)           --            --
                                  ----------    ----------     ----------    ----------    ----------
  Total Distributions Declared
     to Shareholders                      --            --          (2.01)        (0.16)        (0.30)
                                  ----------    ----------     ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD    $     9.13    $     7.42     $     9.38    $    17.97    $    13.71
                                  ==========    ==========     ==========    ==========    ==========
Total return (e)                      23.05%      (20.90)%       (40.08)%        32.32%        23.89%
                                  ==========    ==========     ==========    ==========    ==========
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Expenses (f)                           1.49%         1.58%(d)       1.26%(d)      1.08%(d)      1.18%(d)
Net investment loss (f)              (0.30)%       (0.71)%(d)     (0.41)%(d)    (0.45)%(d)    (0.37)%(d)
Portfolio turnover rate                 128%           32%            23%(g)        72%(g)        45%(g)
Net assets, end of period
  (000's)                         $  674,590    $  573,111     $  746,698    $1,215,809    $  880,574

(a) Per share data has been restated to reflect a 2-for-1 share split effective July 25, 2003.

(b) Effective July 29, 2002, the Class S shares were redesignated Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Per share data and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Investor Portfolio prior to the termination of their master/feeder fund structure on July 26, 2002.

(e)  Total return at net asset value assuming all distributions reinvested.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Portfolio turnover disclosed is for the SR&F Growth Investor Portfolio.

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST XI
AND THE SHAREHOLDERS OF COLUMBIA YOUNG INVESTOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Young Investor Fund (the "Fund") (formerly Liberty Young Investor Fund) (a series of Columbia Funds Trust
XI) (formerly Liberty-Stein Roe Funds Investment Trust), at September 30, 2003 and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2003

TRUSTEES

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 12 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 12 funds in the CMG Fund Trust. The new combined Board of Trustees of the Fund now oversees 124 funds in the Columbia Funds complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of those trustees also serve on the Boards of other funds in the Columbia Funds complex.

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds complex. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                                    Year first
                                       Position     elected or
                                         with       appointed                  Principal occupation(s)
       Name, address and age            Funds      to office(1)                 during past five years
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 48)             Trustee         1996       Executive Vice President-Strategy of United
P.O. Box 66100                                                    Airlines (airline) since December, 2002 (formerly
Chicago, IL 60666                                                 President of UAL Loyalty Services (airline) from
                                                                  September, 2001 to December, 2002; Executive Vice
                                                                  President and Chief Financial Officer of United
                                                                  Airlines from March, 1993 to September, 2001;
                                                                  Senior Vice President and Chief Financial Officer
                                                                  of UAL, Inc. prior thereto).

Janet Langford Kelly (age 45)          Trustee         1996       Chief Administrative Officer and Senior Vice
3100 West Beaver Road                                             President, Kmart Holding Corporation since
Troy, MI 48084-3163                                               September, 2003 (formerly Executive Vice
                                                                  President-Corporate Development and
                                                                  Administration, General Counsel and Secretary,
                                                                  Kellogg Company (food manufacturer), from
                                                                  September, 1999 to August, 2003; Senior Vice
                                                                  President, Secretary and General Counsel, Sara Lee
                                                                  Corporation (branded, packaged, consumer-products
                                                                  manufacturer) from January, 1995 to September,
                                                                  1999).

Richard W. Lowry (age 67)              Trustee         1995       Private Investor since August, 1987 (formerly
10701 Charleston Drive                                            Chairman and Chief Executive Officer, U.S. Plywood
Vero Beach, FL 32963                                              Corporation (building products manufacturer)).

Charles R. Nelson (age 61)             Trustee         1981       Professor of Economics, University of Washington,
Department of Economics                                           since January, 1976; Ford and Louisa Van Voorhis
University of Washington                                          Professor of Political Economy, University of
Seattle, WA 98195                                                 Washington, since September, 1993; Director,
                                                                  Institute for Economic Research, University of
                                                                  Washington, since September, 2001; Adjunct
                                                                  Professor of Statistics, University of Washington,
                                                                  since September, 1980; Associate Editor, Journal
                                                                  of Money Credit and Banking, since September,
                                                                  1993; consultant on econometric and statistical
                                                                  matters.

John J. Neuhauser (age 60)             Trustee         1985       Academic Vice President and Dean of Faculties
84 College Road                                                   since August, 1999, Boston College (formerly Dean,
Chestnut Hill, MA 02467-3838                                      Boston College School of Management from
                                                                  September, 1977 to September, 1999.

Patrick J. Simpson (age 58)            Trustee         2000       Partner, Perkins Coie L.L.P. (formerly Partner,
1211 S.W. 5th Avenue                                              Stoel Rives Boley Jones & Grey).
Suite 1500
Portland, OR 97204

Thomas E. Stitzel (age 67)             Trustee         1998       Business Consultant since 1999 (formerly Professor
2208 Tawny Woods Place                                            of Finance from 1975 to 1999 and Dean from 1977 to
Boise, ID 83706                                                   1991, College of Business, Boise State
                                                                  University); Chartered Financial Analyst.

                                        Number of
                                      portfolios in
                                      Columbia Funds              Other
                                     Complex overseen         directorships
       Name, address and age            by trustee                 held
-----------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 48)                 124                     None
P.O. Box 66100
Chicago, IL 60666
Janet Langford Kelly (age 45)              124                     None
3100 West Beaver Road
Troy, MI 48084-3163
Richard W. Lowry (age 67)                  126(3)                  None
10701 Charleston Drive
Vero Beach, FL 32963
Charles R. Nelson (age 61)                 124                     None
Department of Economics
University of Washington
Seattle, WA 98195
John J. Neuhauser (age 60)                 127(3,4)      Saucony, Inc. (athletic
84 College Road                                         footwear); SkillSoft Corp.
Chestnut Hill, MA 02467-3838                                   (e-learning)
Patrick J. Simpson (age 58)                124                     None
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204
Thomas E. Stitzel (age 67)                 124                     None
2208 Tawny Woods Place
Boise, ID 83706


                                                    Year first
                                       Position     elected or
                                         with       appointed                  Principal occupation(s)
       Name, address and age            Funds      to office(1)                 during past five years
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)
Thomas C. Theobald (age 66)            Trustee         1996       Managing Director, William Blair Capital Partners
27 West Monroe Street,                                            (private equity investing) since September, 1994
Suite 3500                                                        (formerly Chief Executive Officer and Chairman of
Chicago, IL 60606                                                 the Board of Directors, Continental Bank
                                                                  Corporation prior thereto).

Anne-Lee Verville (age 58)             Trustee         1998       Author and speaker on educational systems needs
359 Stickney Hill Road                                            (formerly General Manager, Global Education
Hopkinton, NH 03229                                               Industry from 1994 to 1997, and President,
                                                                  Applications Solutions Division from 1991 to 1994,
                                                                  IBM Corporation (global education and global
                                                                  applications)).

Richard L. Woolworth (age 62)          Trustee         1991       Chairman and Chief Executive Officer, The Regence
100 S.W. Market Street                                            Group (healthcare maintenance organization)
#1500                                                             (formerly Chairman and Chief Executive Officer,
Portland, OR 97207                                                BlueCross BlueShield of Oregon; Certified Public
                                                                  Accountant, Arthur Young & Company).

INTERESTED TRUSTEES
William E. Mayer(2) (age 63)           Trustee         1994       Managing Partner, Park Avenue Equity Partners
399 Park Avenue                                                   (private equity) since February, 1999 (formerly
Suite 3204                                                        Founding Partner, Development Capital LLC from
New York, NY 10022                                                November 1996 to February, 1999; Dean and
                                                                  Professor, College of Business and Management,
                                                                  University of Maryland from October, 1992 to
                                                                  November, 1996).

Joseph R. Palombo(2) (age 50)          Trustee,        2000       Executive Vice President and Chief Operating
One Financial Center                 Chairman of                  Officer of Columbia Management Group, Inc.
Boston, MA 02111                      the Board                   (Columbia Management) since December, 2001 and
                                         and                      Director, Executive Vice President and Chief
                                      President                   Operating Officer of the Advisor since April, 2003
                                                                  (formerly Chief Operations Officer of Mutual
                                                                  Funds, Liberty Financial Companies, Inc. from
                                                                  August, 2000 to November, 2001; Executive Vice
                                                                  President of Stein Roe & Farnham Incorporated
                                                                  (Stein Roe) from April, 1999 to April, 2003;
                                                                  Director of Colonial Management Associates, Inc.
                                                                  (Colonial) from April, 1999 to April, 2003;
                                                                  Director of Stein Roe from September, 2000 to
                                                                  April, 2003) President of Columbia Funds and
                                                                  Galaxy Funds since February, 2003 (formerly Vice
                                                                  President from September 2002 to February 2003);
                                                                  Manager of Stein Roe Floating Rate Limited
                                                                  Liability Company since October, 2000; (formerly
                                                                  Vice President of the Columbia Funds from April,
                                                                  1999 to August, 2000; Chief Operating Officer and
                                                                  Chief Compliance Officer, Putnam Mutual Funds from
                                                                  December, 1993 to March, 1999).

                                        Number of
                                      portfolios in
                                      Columbia Funds              Other
                                     Complex overseen         directorships
       Name, address and age            by trustee                 held
-----------------------------------
DISINTERESTED TRUSTEES (CONTINUED)
Thomas C. Theobald (age 66)                124            Anixter International
27 West Monroe Street,                                  (network support equipment
Suite 3500                                               distributor), Jones Lang
Chicago, IL 60606                                          LaSalle (real estate
                                                         management services) and
                                                             MONY Group (life
                                                               insurance).
Anne-Lee Verville (age 58)              125(4)           Chairman of the Board of
359 Stickney Hill Road                                   Directors, Enesco Group,
Hopkinton, NH 03229                                      Inc. (designer, importer
                                                            and distributor of
                                                               giftware and
                                                              collectibles).
Richard L. Woolworth (age 62)              124          NW Natural, a natural gas
100 S.W. Market Street                                       service provider
#1500
Portland, OR 97207
INTERESTED TRUSTEES
William E. Mayer(2) (age 63)            126(3)            Lee Enterprises (print
399 Park Avenue                                         media), WR Hambrecht + Co.
Suite 3204                                                  (financial service
New York, NY 10022                                      provider) and First Health
                                                              (healthcare).
Joseph R. Palombo(2) (age 50)           125(5)                     None
One Financial Center
Boston, MA 02111

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

OFFICERS AND TRANSFER AGENT

                                                  Year first
                                                  elected or
                                    Position      appointed
Name, address and age              with Funds     to office           Principal occupation(s) during past five years
---------------------------------------------------------------------------------------------------------------------------
OFFICERS
Vicki L. Benjamin (Age 42)      Chief Accounting     2001      Controller of the Columbia Funds and of the Liberty All-Star
One Financial Center              Officer and                  Funds since May, 2002; Chief Accounting Officer of the
Boston, MA 02111                   Controller                  Columbia Funds and the Liberty All-Star Funds since June,
                                                               2001; Controller and Chief Accounting Officer of the Galaxy
                                                               Funds since September, 2002 (formerly Vice President,
                                                               Corporate Audit, State Street Bank and Trust Company from
                                                               May, 1998 to April, 2001; Audit Manager from July, 1994 to
                                                               June, 1997; Senior Audit Manager from July, 1997 to May,
                                                               1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 39)      Treasurer         2000      Treasurer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                           Funds since December, 2000; Vice President of the Advisor
Boston, MA 02111                                               since April, 2003 (formerly Controller of the Liberty Funds and of the Liberty All-Star Funds from February, 1998 to
                                                               October, 2000); Treasurer of the Galaxy Funds since
                                                               September 2002; Treasurer, Columbia Management
                                                               Multi-Strategy Hedge Fund, LLC since December, 2002
                                                               (formerly Vice President of Colonial from February, 1998 to
                                                               October, 2000 and Senior Tax Manager, Coopers & Lybrand, LLP
                                                               from April, 1996 to January, 1998).

Important Information About This Report

The Transfer Agent for Columbia Young Investor Fund is:

Columbia Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

Please note our new name as of October 13, 2003.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

Annual Report:
Columbia Young Investor Fund

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Young Investor Fund ANNUAL REPORT, SEPTEMBER 30, 2003   ---------------
                                                                    PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                  HOLLISTON, MA
                                                                  PERMIT NO. 20
                                                                 ---------------
[LOGO COLUMBIA FUNDS]

      A Member of Columbia Management Group

      (C)2003 Columbia Funds Distributor, Inc.
      One Financial Center, Boston, MA 02111-2621
      800.345.6611 www.columbiafunds.com


                                                756-02/580P-0903 (11/03) 03/3265

                                 ACTIVITY PAGES
MORE FOR YOUR DOLLAR!

All of the following words appear on a one-dollar bill. Can you find each of them in the word search below?

America    United    Great     Seal      Private

Trust      Dollar    Note      One       Secretary

States     Legal     Federal   All       Treasury

Tender     Debts     This      Unum      Reserve       [GEORGE WASHINGTON
                                                             GRAPHIC]


                           [CROSSWORD PUZZLE GRAPHIC]

                                                                               I

                                SMART SHOPPERS!

Ted and Tina Thrifty are shopping for new school supplies. They don't have a lot of money, so they want to find the best deals they can. In the chart below, pick the store (A, B or C) that offers the best value for each item. You can use the scratch pad on this page to do the math. When you've finished, you can check your answers with those at the bottom of the page.

ITEM                     STORE A                  STORE B                  STORE C                  BEST VALUE
----                     -------                  -------                  -------                  ----------
1. Pencils               5 for $1.50              3 for $0.75              4 for $0.80
                                                                                                    ----------
2. Spiral notebooks      2 for $3.00              4 for $6.00              7 for $9.00
                                                                                                    ----------
3. Notebook paper        100 sheets for $2.00     50 sheets for $1.50      25 sheets for $1.00
                                                                                                    ----------
4. Colored markers       20 for $3.00             25 for $3.50             30 for $4.80
                                                                                                    ----------
5. Pens                  8 for $1.60              5 for $1.25              3 for $1.05
                                                                                                    ----------

                               [BACKPACK GRAPHIC]

                                                            [ANSWER KEY GRAPHIC]

II

WHAT'S IT WORTH TO YOU?

Want to know how much money you have in a mutual fund? The answer lies in a calculation that includes your fund's "net asset value" (NAV).

NAV is the current price for one share of a fund. Multiply the NAV for a fund by the number of shares you own and PRESTO! This is what your mutual fund investment is worth. You can find the number of shares you have on a recent account statement from the fund.

The first step a fund takes in calculating its NAV is to add up the value of all the stocks, bonds and cash in the fund's portfolio. Any money that the fund owes in expenses is then subtracted from the value of these investments. What's left is divided by the total number of fund shares that are owned by all investors.

Fortunately, there are easier ways for you to find a fund's NAV. For example, many mutual fund companies, like Columbia Funds, list the NAVs of their funds online at their respective websites. Also, many daily newspapers list the NAVs of mutual funds in the business section. Your fund's NAV is also listed in your shareholder report. This figure will be different from the fund's current NAV because NAV changes daily. Some funds, including Columbia Young Investor Fund, have different types of shares, which are known as "share classes." For these, a separate NAV is listed for each share class. Your account statement will also tell you what class of shares you own.

Here's what a newspaper listing might look like for the make-believe Blueberry Stock Fund:

BLUEBERRY                      NAV PER
STOCK FUND                     SHARE
Class A shares                  $11.50
Class B shares                   11.55
Class C shares                   11.45

If you owned 10 Class A shares of the Blueberry Stock Fund, your investment would be worth $115.00 (10 x $11.50 = $115.00). See if you can calculate what the following investments in the Blueberry Stock Fund are worth, using information in the box above. (You can check your math against the answers at the bottom of the page.)

                           [STOCK CERTIFICATE GRAPHIC]

1. 20 Class A shares = $ ______________________________
2. 30 Class A shares = $ ______________________________
3. 10 Class B shares = $ ______________________________
4. 25 Class B shares = $ ______________________________
5. 35 Class C shares = $ ______________________________
6. 50 Class C shares = $ ______________________________

Now that you know how to make this calculation, let's do it for your investment in Columbia Young Investor Fund. (You'll need a recent account statement and NAV to determine the number of shares you own.)

Number of shares you own:                ______________

Type of shares you own:                  ______________

Recent NAV for this class of shares:    $______________

Total value of your investment
(NAV x # of shares),
as of ____________ date:                $______________

                                                                             III
[ANSWER KEY GRAPHIC]

                                  FUNNY MONEY

     See if you can answer the money riddles below. (You'll find answers and explanations for these riddles at the bottom of the page.)


1.   What coin is worth twice its value when you take away half?

2.   Why did Julie put her money in the freezer?

3.   Where do fish keep their money?

4.   What did the pirate pay to have his ears pierced?

5.   Where do Eskimos keep their money?

6. Which is cheaper: treating one friend to the movies twice or treating two friends once?

7.   Which are better, 2003 dollar bills or 2002 dollar bills?










(PIGGY BANK AND MONEY GRAPHIC)











IV   (ANSWER KEY GRAPHIC)

                              TAKE THE TEMPERATURE
                                 OF THE ECONOMY

One of the key factors in how well investments do is the health of the US economy. Just as taking your temperature can show how healthy you are, investors often judge economic health by taking certain measurements. These include economic statistics such as the consumer price index, the unemployment rate and the gross domestic product.

CONSUMER PRICE INDEX (CPI). Published each month by the Bureau of Labor Statistics, the CPI measures changes in the prices of a certain "basket" of US goods and services. Taken together, these price changes are commonly known as "inflation."

The CPI is reported on both a monthly and a yearly basis. Sometimes the rate is "seasonally adjusted," which takes out any price changes due to the weather or other factors that only occur at certain times of the year. The economy usually does best when inflation is low and people get more for the money they spend.

UNEMPLOYMENT RATE. The unemployment rate, also published monthly by the Bureau of Labor Statistics, measures the percentage of people who want to work but can't find jobs. It includes both adults and teenagers. Like the CPI, the unemployment rate is often adjusted for seasonal changes. A low unemployment rate is usually good for the economy, because people have more money to spend.

GROSS DOMESTIC PRODUCT (GDP). Published by the Bureau of Economic Analysis, GDP measures changes in value of goods and services that US companies produce. New GDP figures are available for each calendar quarter and show the amount of growth (or decline) in the value of goods and services from the quarter before. This is a "real" rate of growth, which means the change in value is shown after subtracting inflation. The stronger the growth, the healthier the economy.

GDP is most commonly expressed as an "annualized" rate of change. An annualized GDP rate of 3% in the first quarter of 2003, for example, means that the economy would grow by 3% for 2003 as a whole if it kept up the pace of the first quarter all year.

                             [THERMOMETER GRAPHIC]

To learn more about these economic thermometers, fill in the blanks for the questions below. You can use the websites provided or look for the information in your library.

                     * * * * * * * * * * * * * * * * * * *
CONSUMER PRICE INDEX
(www.bls.gov/bls/newsrels.htm)

1. How much did the CPI change in September of 2003 (without seasonal adjustment)? _________________

2. How much did the CPI change in September of 2003 (with seasonal adjustment)? _________________

3. How much did the CPI change from September of 2002 to September of 2003 (without adjustment)? _________________

4.   Did inflation increase or decrease during those 12 months? ________________


                     * * * * * * * * * * * * * * * * * * *

UNEMPLOYMENT RATE
(www.bls.gov/bls/newsrels.htm)

5.   What was the unemployment rate for September of 2003? _________________

6.   What was the unemployment rate for August of 2003? _________________

7. Was the September rate higher or lower than the rate for the second quarter of 2003? _________________


                     * * * * * * * * * * * * * * * * * * *

GROSS DOMESTIC PRODUCT
(www.bea.doc.gov/)

8. What was the estimated annual rate of GDP growth for the third quarter of 2003? _________________

9.   What was the GDP growth rate for the second quarter of 2003? _____________

10.  Did the economy strengthen or weaken from the first quarter to the second?

     _________________


                                                                               V

[COIN GRAPHIC]   WHAT WILL COLLEGE COST?   [COIN GRAPHIC]

If you're like most students, you'll be surprised by how much college can cost. To meet this expense, you'll need a detailed plan -- starting with a good estimate of what your tuition, room and board and other costs might be. Here's an exercise that can get you started. You and your parents can find most of the information online.

STEP #1 Pick a college that you might like to attend. Write the name of the college here:

_____________________________________________________


STEP #2 Search for that college's website. For reference, write its web address here:

_____________________________________________________

[COIN GRAPHIC]

STEP #3 Search the site for the following information: (1) tuition and fees and
(2) room and board. Write those numbers in the spaces below:


Tuition and fees: $_______ Room and board: $_______


STEP #4 With this information, you and your parents can go online to the Columbia Funds website (www.columbiafunds.com) and use the Education Funding Planner to calculate the amount of money you will need to save for college. In addition, Columbia Funds provides a calculator under "How much aid will you need?" that can help you and your parents calculate how much financial aid you might need for one year of college. Both calculators are located at www.columbiafunds.com. Click on "Investor Education" and then "College Savings."


                                                       [MONEY & STUDENT GRAPHIC]

VI

            COLUMBIA GROWTH
              STOCK FUND

             ANNUAL REPORT
          SEPTEMBER 30, 2003








                       [PHOTO DESCRIPTION: WOMAN READING]











                             WE ARE COLUMBIA FUNDS!
INSIDE--Management's discussion of the changes effective as of October 13, 2003.

PRESIDENT'S MESSAGE

[Joseph R. Palombo Photo]

Dear Shareholder:

As you know, the fund you invest in has long been associated with a larger investment management organization. In the 1990s, it was part of Liberty Financial, whose affiliated asset management companies included Colonial, Stein Roe and Newport. In 2001, these companies became part of the asset management division of FleetBoston Financial Corp., which you know as Columbia Management Group (CMG).

Earlier this year, six of the asset management firms brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc. On October 13, 2003, we took the natural next step in this process by changing the name of our funds from Liberty to Columbia. For example, Liberty Growth Stock Fund was changed to Columbia Growth Stock Fund. We have also modified certain fund names that existed under both the Liberty and Columbia brands. A complete list of new fund names and other information related to these changes are available online at www.columbiafunds.com, our new website address.

A consolidated identity

The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for shareholders to do business with us. All funds are now listed under "Columbia" in the mutual fund listings section of your newspaper (depending on the newspaper's listing requirements). All service inquiries are now handled by Columbia Funds Services, Inc., the new name of our shareholder service organization.

What has not changed is our commitment to our mutual fund shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you pursue your long-term financial goals. Should you have questions, please call Columbia Funds at 800-345-6611.

In the report that follows, the lead manager of the fund's investment team talks in depth about investment strategies and other factors that affected your fund's performance during the period. We encourage you to read the report carefully.

As always, we thank you for your business and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ JOSEPH R. PALOMBO

Joseph R. Palombo
President

NET ASSET VALUE PER SHARE as of 9/30/03 ($)
         CLASS A                                10.36
         CLASS B                                 9.93
         CLASS C                                 9.92
         CLASS Z                                 8.32

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

PERFORMANCE INFORMATION
Value of a $10,000 investment
10/1/93 - 9/30/03

PERFORMANCE OF A $10,000 INVESTMENT
10/1/93 - 9/30/03 ($)
                  without    with
                   sales     sales
                  charge    charge
-----------------------------------
Class A           20,012    18,861
-----------------------------------
Class B           19,837    19,837
-----------------------------------
Class C           19,837    19,837
-----------------------------------
Class Z           20,175     n/a

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made in October 1, 1993. Results include reinvestment of distributions. On October 13, 2003, the fund's primary benchmark was changed to the Russell 1000 Growth Index. During the reporting period, the fund's primary benchmark was the S&P 500 Index. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, an index is not an investment, does not incur fees and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

Average annual total return as of 9/30/03 (%)

Share class                         A                          B                          C                    Z
Inception                        7/15/02                    7/15/02                    7/15/02              7/1/58
-------------------------------------------------------------------------------------------------------------------
                           without        with        without        with        without        with        without
                            sales        sales         sales        sales         sales        sales         sales
                           charge        charge       charge        charge       charge        charge       charge
-------------------------------------------------------------------------------------------------------------------
1-year                      17.33        10.57         16.55        11.55         16.43        15.43         17.96
-------------------------------------------------------------------------------------------------------------------
5-year                      -1.94        -3.10         -2.11        -2.42         -2.11        -2.11         -1.78
-------------------------------------------------------------------------------------------------------------------
10-year                      7.18         6.55          7.09         7.09          7.09         7.09          7.27
-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C CDSC of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class A, B and C share performance includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. These returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees and transfer agent fees) between class Z shares and the newer classes of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

[Performance Graph]

                                      CLASS A SHARES WITHOUT   CLASS A SHARES WITH    RUSSELL 1000 GROWTH
                                           SALES CHARGE            SALES CHARGE              INDEX              S&P 500 INDEX
                                      ----------------------   -------------------    -------------------       -------------

10/1/93                                      10000.00                9425.00                10000.00               10000.00

                                             10269.00                9678.53                10278.00               10207.00

                                             10120.10                9538.19                10209.10               10110.00

                                             10560.30                9953.11                10384.70               10232.40

                                             10855.00               10230.80                10625.70               10580.30

                                             10526.00                9920.80                10431.20               10292.50

                                              9950.28                9378.14                 9927.38                9843.73

                                              9950.28                9378.14                 9973.05                9969.73

                                             10140.30                9557.26                10124.60               10133.20

                                              9659.68                9104.24                 9824.95                9884.97

                                              9893.44                9324.57                10161.00               10209.20

                                             10408.90                9810.38                10726.90               10627.80

                                             10210.10                9623.00                10582.10               10367.40

                                             10331.60                9737.51                10830.80               10600.70

                                             10058.80                9480.44                10483.10               10214.80

                                             10162.40                9578.09                10659.20               10366.00

                                             10272.20                9681.53                10887.30               10634.50

                                             10613.20               10003.00                11343.50               11049.20

                                             10898.70               10272.00                11674.80               11375.20

                                             11194.10               10550.40                11930.40               11709.60

                                             11424.70               10767.80                12345.60               12178.00

                                             11885.10               11201.70                12822.20               12460.50

                                             12321.30               11612.80                13355.60               12874.20

                                             12451.90               11735.90                13370.30               12906.40

                                             13088.20               12335.60                13986.60               13451.00

                                             13013.60               12265.30                13996.40               13402.60

                                             13639.50               12855.20                14540.90               13991.00

                                             13784.10               12991.50                14623.80               14261.00

                                             14076.30               13266.90                15112.20               14745.90

                                             14263.50               13443.40                15388.70               14883.00

                                             14434.70               13604.70                15408.80               15025.90

                                             14605.00               13765.20                15814.00               15246.80

                                             15233.00               14357.10                16365.90               15640.10

                                             15397.60               14512.20                16388.80               15699.60

                                             14456.80               13625.50                15428.40               15005.60

                                             14819.60               13967.50                15826.50               15322.30

                                             15843.70               14932.60                16978.70               16184.90

                                             16173.20               15243.30                17080.50               16631.60

                                             17064.40               16083.20                18363.30               17888.90

                                             16671.90               15713.20                18003.30               17534.70

                                             18130.70               17088.20                19265.40               18630.70

                                             17766.20               16744.70                19134.40               18776.00

                                             16631.00               15674.70                18099.20               18004.30

                                             17939.80               16908.30                19301.00               19079.20

                                             19098.80               18000.60                20694.50               20241.10

                                             19977.30               18828.60                21522.30               21147.90

                                             21519.50               20282.20                23424.90               22831.20

                                             20086.30               18931.40                22054.50               21552.70

                                             21090.70               19877.90                23139.60               22733.80

                                             20630.90               19444.60                22283.40               21974.50

                                             21109.50               19895.70                23230.50               22991.90

                                             21947.60               20685.60                23490.70               23387.30

                                             21870.70               20613.20                24193.10               23646.90

                                             23441.10               22093.20                26012.40               25351.90

                                             24465.40               23058.70                27050.30               26649.90

                                             24795.70               23370.00                27423.60               26919.10

                                             24523.00               23112.90                26644.70               26456.10

                                             25999.30               24504.30                28275.40               27530.20

                                             25643.10               24168.60                28088.80               27238.40

                                             21209.40               19989.80                23872.60               23299.70

                                             22081.10               20811.40                25706.10               24793.20

                                             23812.20               22443.00                27772.80               26808.90

                                             25574.30               24103.80                29886.30               28433.50

                                             27553.80               25969.40                32582.10               30071.30

                                             29882.10               28163.90                34494.70               31328.30

                                             29036.40               27366.80                32918.30               30353.90

                                             30874.40               29099.20                34653.00               31568.10

                                             30358.80               28613.20                34698.10               32789.80

                                             29545.20               27846.40                33632.90               32016.00

                                             31734.50               29909.80                35987.20               33792.80

                                             30722.20               28955.70                34842.80               32738.50

                                             30328.90               28585.00                35410.70               32578.10

                                             30028.70               28302.00                34667.10               31685.40

                                             31881.40               30048.30                37284.40               33691.10

                                             33338.40               31421.50                39297.80               34375.10

                                             37642.40               35478.00                43384.80               36399.80

                                             37710.20               35541.90                41350.00               34572.50

                                             41454.80               39071.10                43372.10               33919.10

                                             43581.40               41075.50                46477.50               37236.40

                                             41415.40               39034.10                44265.20               36115.50

                                             38226.40               36028.40                42034.20               35375.20

                                             41632.40               39238.60                45220.40               36248.90

                                             40225.30               37912.30                43334.70               35683.40

                                             44119.10               41582.20                47256.50               37899.40

                                             40549.80               38218.20                42786.00               35898.30

                                             37391.00               35241.00                40762.20               35747.50

                                             32272.20               30416.50                34753.90               32930.60

                                             33372.60               31453.70                33655.70               33092.00

                                             34480.60               32498.00                35981.30               34266.80

                                             30274.00               28533.20                29871.70               31141.60

                                             28018.60               26407.50                26621.60               29167.30

                                             30694.30               28929.40                29989.30               31433.50

                                             29868.70               28151.20                29548.40               31644.20

                                             28665.00               27016.70                28862.90               30875.20

                                             27266.10               25698.30                28141.30               30572.60

                                             25147.50               23701.60                25839.30               28658.80

                                             22916.90               21599.20                23260.60               26343.10

                                             23604.50               22247.20                24481.80               26846.30

                                             25528.20               24060.30                26834.50               28905.40

                                             25382.70               23923.20                26783.50               29159.80

                                             24623.80               23207.90                26309.40               28734.00

                                             23419.70               22073.00                25217.60               28179.50

                                             24478.20               23070.70                26090.10               29239.00

                                             23087.90               21760.30                23961.20               27467.10

                                             22651.50               21349.10                23381.30               27263.90

                                             20832.60               19634.70                21218.50               25322.70

                                             19018.10               17924.50                20051.50               23350.10

                                             18940.10               17851.00                20111.70               23501.80

                                             17065.00               16083.80                18026.10               20947.20

                                             17954.10               16921.80                19679.10               22790.50

                                             18997.30               17904.90                20747.60               24132.90

                                             17798.50               16775.10                19314.00               22716.30

                                             17488.80               16483.20                18844.70               22121.10

                                             17006.10               16028.30                18758.00               21789.30

                                             17373.50               16374.50                19106.90               22000.70

                                             18707.80               17632.10                20518.90               23813.50

                                             19596.40               18469.60                21542.80               25068.50

                                             19672.80               18541.60                21840.00               25389.40

                                             20329.90               19160.90                22383.90               25836.20

                                             20697.80               19507.70                22941.20               26340.00

9/30/03                                      20011.60               18860.90                22694.00               26052.40


   TOP 10 HOLDINGS as of 9/30/03 (%)

    Microsoft                                      5.2
    General Electric                               4.9
    Medtronic                                      4.1
    Citigroup                                      4.0
    Pfizer                                         3.4
    Amgen                                          3.2
    Intel                                          3.1
    Cisco Systems                                  3.1
    Dell                                           2.9
    Schlumberger                                   2.9

   Holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.

PORTFOLIO MANAGER'S REPORT

For the 12-month period ended September 30, 2003, Columbia Growth Stock Fund class A shares returned 17.33% without sales charge. The fund did not keep pace with either the S&P 500 Index or the Russell 1000 Growth Index, which returned 24.40% and 25.92%, respectively, during the same period. It also fell behind the Morningstar(R) Large Growth Category average, which returned 22.62%.(1) We believe the fund's concentrated focus on high quality, large-cap growth stocks somewhat hampered relative returns, as mid- and small-cap stocks and lower quality stocks, especially in the technology sector, led the market rally. Weak performance from selected investments in health care and defense also hurt relative returns.

On October 13, 2003, the fund's primary benchmark was changed to the Russell 1000 Growth Index. We believe that this benchmark will provide shareholders with a more useful comparison of the fund's relative performance than the previous benchmark, which was the S&P 500 Index. During this reporting period, the S&P 500 Index was the fund's primary benchmark.

Rally lead by growth stocks

Growth stocks took off with a bang in the fourth quarter of 2002, but then retreated as the drums of war beat louder in the first quarter of the new year and economic uncertainty mounted. As concerns about the war later eased, U.S. and global economies showed signs of strengthening, and new tax laws went into effect, stocks again took off. Investors favored growth stocks, which offered the most leverage to an improving economy. Smaller-cap, low quality stocks bounced back from a protracted period of poor performance to produce the best gains.


-----------------
(1) (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

The fund continued to focus on high-quality, large-cap growth companies with credible management teams, demonstrated market share gains, healthy balance sheets and strong profit margin growth. We stayed with our style, even as investors favored lower quality names. We also took advantage of buying opportunities, bringing the total number of stocks in the portfolio to 45, up slightly from 35 six months ago.

Technology and consumer discretionary winners

Our biggest sector concentration was technology, where we had an above-average stake relative to our benchmarks. We did this believing that tech stocks would have the most to gain in an improving economy. Top contributors to performance included Cisco Systems, followed by Microsoft, Dell, and Intel.(2)

Our consumer strategy also contributed nicely to performance. We emphasized consumer discretionary companies with the most potential to benefit from the economy's growth, while downplaying more stable, defensive consumer staples companies. Strong performers included retailers such as Home Depot and Coach, as well as media and Internet-related names such as Liberty Media and eBay.(2)

Disappointments in health care, defense

Certain stocks in which we had sizable positions declined. For example, Tenet Healthcare detracted from performance, as the company's accounting practices came under scrutiny. Concord EFS, a transaction processor, suffered from management missteps that undermined investor confidence. When we realized that neither of these companies continued to meet our strict investment criteria, we sold them from the portfolio. We trimmed our stake in Lockheed Martin, a defense company whose prospects weakened amid concerns budget deficits would constrain defense spending.(2) We also eliminated our position in L-3 Communications Holdings. This company, which makes x-ray equipment used for screening baggage at airports, saw its stock price slide amid concerns over management practices.

Potential for improved economic outlook

We remain optimistic about the economy's prospects, which we think bodes well for stock returns. In addition, we expect recent tax cuts to continue to ripple through the economy, holiday buying to be up, corporate spending to increase and job growth to move in the right direction. We plan to keep the portfolio tilted toward growth stocks with an emphasis on technology and consumer discretionary and a below-average stake in health care.

/s/ ERIK P. GUSTAFSON

Erik P. Gustafson has managed the fund since 1994. As of November 1, 2003, Paul Blaustein became the fund's portfolio manager.

--------------------------------------------------------
 An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.
--------------------------------------------------------

[Top 5 Sectors bar graph]

TOP 5 SECTORS AS OF 9/30/03 (%)
-------------------------------
Information technology                                                           27.40
Health care                                                                      22.20
Consumer discretionary                                                           18.20
Industrials                                                                      12.90
Financials                                                                        7.80

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the sector breakdowns listed. The fund's sector breakdowns may change as market conditions change.

-----------------

(2) Holdings are disclosed as a percentage of net assets as of September 30, 2003 and are subject to change: Cisco Systems (3.1%), Microsoft (5.2%), Dell (2.9%), Intel (3.1%), Home Depot (1.2%), Coach (1.9%), Liberty Media (1.6%),
    eBay (1.3%), Lockheed Martin (1.7%).

INVESTMENT PORTFOLIO

September 30, 2003

COMMON STOCKS - 98.3%                               SHARES          VALUE
-------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 18.2%
INTERNET & CATALOG RETAIL - 3.2%
eBay, Inc. (a)                                     200,000   $ 10,702,000
InterActiveCorp (a)                                450,000     14,872,500
                                                             ------------
                                                               25,574,500
                                                             ------------
MEDIA - 5.9%
AOL Time Warner, Inc. (a)                        1,000,000     15,110,000
Clear Channel Communications, Inc.                 500,000     19,150,000
Liberty Media Corp., Class A (a)                 1,250,000     12,462,500
                                                             ------------
                                                               46,722,500
                                                             ------------
MULTI-LINE RETAIL - 3.8%
Costco Wholesale Corp. (a)                         450,000     13,986,000
Wal-Mart Stores, Inc.                              300,000     16,755,000
                                                             ------------
                                                               30,741,000
                                                             ------------
SPECIALTY RETAIL - 3.4%
AutoZone, Inc. (a)                                 200,000     17,906,000
Home Depot, Inc.                                   300,000      9,555,000
                                                             ------------
                                                               27,461,000
                                                             ------------
TEXTILES, APPAREL & LUXURY GOODS - 1.9%
Coach, Inc. (a)                                    275,000     15,015,000
                                                             ------------
-------------------------------------------------------------------------
CONSUMER STAPLES - 2.9%
BEVERAGES - 0.6%
PepsiCo, Inc.                                      100,000      4,583,000
                                                             ------------
HOUSEHOLD PRODUCTS - 2.3%
Procter & Gamble Co.                               200,000     18,564,000
                                                             ------------
-------------------------------------------------------------------------
ENERGY - 4.8%
ENERGY EQUIPMENT & SERVICES - 4.8%
Schlumberger Ltd.                                  475,000     22,990,000
Smith International, Inc. (a)                      425,000     15,291,500
                                                             ------------
                                                               38,281,500
                                                             ------------
-------------------------------------------------------------------------
FINANCIALS - 7.8%
DIVERSIFIED FINANCIALS - 5.6%
Citigroup, Inc.                                    700,000     31,857,000
Merrill Lynch & Co., Inc.                          250,000     13,382,500
                                                             ------------
                                                               45,239,500
                                                             ------------
INSURANCE - 2.2%
American International Group, Inc.                 300,000     17,310,000
                                                             ------------
-------------------------------------------------------------------------
HEALTH CARE - 22.2%
BIOTECHNOLOGY - 5.0%
Amgen, Inc. (a)                                    400,000     25,828,000
Gilead Sciences, Inc. (a)                          250,000     13,982,500
                                                             ------------
                                                               39,810,500
                                                             ------------

                                                    SHARES          VALUE
-------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 6.1%
Boston Scientific Corp. (a)                        250,000   $ 15,950,000
Medtronic, Inc.                                    700,000     32,844,000
                                                             ------------
                                                               48,794,000
                                                             ------------
HEALTH CARE PROVIDERS & SERVICES - 2.8%
Caremark Rx, Inc. (a)                              550,000     12,430,000
UnitedHealth Group, Inc.                           200,000     10,064,000
                                                             ------------
                                                               22,494,000
                                                             ------------
PHARMACEUTICALS - 8.3%
Pfizer, Inc.                                       900,000     27,342,000
Teva Pharmaceutical Industries Ltd., ADR           350,000     20,002,500
Watson Pharmaceuticals, Inc. (a)                   450,000     18,760,500
                                                             ------------
                                                               66,105,000
                                                             ------------
-------------------------------------------------------------------------
INDUSTRIALS - 12.9%
AEROSPACE & DEFENSE - 1.7%
Lockheed Martin Corp.                              300,000     13,845,000
                                                             ------------

COMMERCIAL SERVICES & SUPPLIES - 3.7%
First Data Corp.                                   400,000     15,984,000
Paychex, Inc.                                      400,000     13,572,000
                                                             ------------
                                                               29,556,000
                                                             ------------
INDUSTRIAL CONGLOMERATES - 4.9%
General Electric Co.                             1,300,000     38,753,000
                                                             ------------

MACHINERY - 2.6%
Caterpillar, Inc.                                  300,000     20,652,000
                                                             ------------
-------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 27.4%
COMMUNICATIONS EQUIPMENT - 6.6%
Cisco Systems, Inc. (a)                          1,250,000     24,425,000
Nokia Oyj, ADR                                   1,000,000     15,600,000
UTStarcom, Inc. (a)                                400,000     12,724,000
                                                             ------------
                                                               52,749,000
                                                             ------------
COMPUTERS & PERIPHERALS - 2.9%
Dell, Inc. (a)                                     700,000     23,373,000
                                                             ------------

INFORMATION TECHNOLOGY CONSULTING
  & SERVICES - 2.8%
Accenture Ltd., Class A (a)                      1,000,000     22,340,000
                                                             ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 7.7%
Analog Devices, Inc. (a)                           400,000     15,208,000
Applied Materials, Inc. (a)                        500,000      9,070,000
Intel Corp.                                        900,000     24,759,000
Texas Instruments, Inc.                            550,000     12,540,000
                                                             ------------
                                                               61,577,000
                                                             ------------

See notes to investment portfolio.

September 30, 2003

COMMON STOCKS (CONTINUED)                        SHARES             VALUE
-------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
SOFTWARE - 7.4%
Microsoft Corp.                                  1,500,000   $ 41,685,000
SAP AG, ADR                                        300,000      9,123,000
VERITAS Software Corp. (a)                         250,000      7,850,000
                                                             ------------
                                                               58,658,000
                                                             ------------
-------------------------------------------------------------------------
MATERIALS - 1.6%
METALS & MINING - 1.6%
Alcoa, Inc.                                        500,000     13,080,000
                                                             ------------
-------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 0.5%
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Sprint Corp. (PCS Group) (a)                       750,000      4,297,500
                                                             ------------

TOTAL COMMON STOCKS
  (cost of $643,381,345)                                      785,576,000
                                                             ------------
SHORT-TERM OBLIGATION - 2.6%                           PAR
-------------------------------------------------------------------------
Repurchase agreement with State Street Bank &
  Trust Co., dated 09/30/03, due 10/01/03 at
  0.900%, collateralized by a U.S. Treasury
  Note maturing 08/15/19, market value
  $20,915,350 (repurchase proceeds
  $20,501,513) (cost of $20,501,000)           $20,501,000     20,501,000
                                                             ------------

TOTAL INVESTMENTS - 100.9%
  (cost of $663,882,345) (b)                                  806,077,000
                                                             ------------

OTHER ASSETS & LIABILITIES, NET - (0.9)%                       (7,367,113)
-------------------------------------------------------------------------
NET ASSETS - 100.0%                                          $798,709,887
                                                             ============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.

(b)  Cost for federal income tax purposes is $671,152,887.

ACRONYM                  NAME
-------       ---------------------------
  ADR         American Depositary Receipt

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

ASSETS:
Investments, at cost                           $  663,882,345
                                               --------------
Investments, at value                          $  806,077,000
Cash                                                      658
Receivable for:
  Investments sold                                  9,878,399
  Fund shares sold                                    999,358
  Interest                                                513
  Dividends                                           398,750
Expense reimbursement due from Advisor                 20,662
Deferred Trustees' compensation plan                   13,736
                                               --------------
    Total Assets                                  817,389,076
                                               --------------
LIABILITIES:
Payable for:
  Investments purchased                            16,701,295
  Fund shares repurchased                             602,719
  Management fee                                      400,876
  Administration fee                                   90,151
  Transfer agent fee                                  484,474
  Pricing and bookkeeping fees                         55,442
  Trustees' fees                                          842
  Distribution and service fees                       263,343
Deferred Trustees' fees                                13,736
Other liabilities                                      66,311
                                               --------------
    Total Liabilities                              18,679,189
                                               --------------
NET ASSETS                                     $  798,709,887
                                               ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                $1,207,604,732
Accumulated net investment loss                       (14,274)
Accumulated net realized loss                    (551,075,226)
Net unrealized appreciation on investments        142,194,655
                                               --------------
NET ASSETS                                     $  798,709,887
                                               ==============
CLASS A:
Net assets                                     $   81,967,162
Shares outstanding                                  7,910,978
                                               --------------
Net asset value per share                      $        10.36(a)
                                               ==============
Maximum offering price per share
  ($10.36/0.9425)                              $        10.99(b)
                                               ==============
CLASS B:
Net assets                                     $  303,943,233
Shares outstanding                                 30,606,400
                                               --------------
Net asset value and offering price per share   $         9.93(a)
                                               ==============
CLASS C:
Net assets                                     $   27,938,426
Shares outstanding                                  2,815,685
                                               --------------
Net asset value and offering price per share   $         9.92(a)
                                               ==============
CLASS Z:
Net assets                                     $  384,861,066
Shares outstanding                                 46,252,212
                                               --------------
Net asset value, offering and redemption
  price per share                              $         8.32
                                               ==============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2003

INVESTMENT INCOME:
Dividends                                      $  7,838,396
Interest                                            193,560
                                               ------------
    Total Investment Income (net of foreign
      taxes withheld of $79,020)                  8,031,956
                                               ------------

EXPENSES:
Management fee                                    4,599,766
Administration fee                                1,113,583
Distribution fee:
  Class A                                            86,014
  Class B                                         2,288,351
  Class C                                           212,125
Service fee:
  Class A                                           215,033
  Class B                                           768,394
  Class C                                            70,708
Transfer agent fee:
  Class A                                           383,139
  Class B                                         1,376,306
  Class C                                           127,257
  Class Z                                         1,037,527
Pricing and bookkeeping fees                        247,596
Trustees' fees                                       30,012
Custody fee                                          23,048
Other expenses                                      225,460
                                               ------------
    Total Operating Expenses                     12,804,319
Fees waived by Advisor -- Class Z                  (224,862)
Fees waived by Distributor -- Class A               (43,007)
Custody earnings credit                              (1,002)
                                               ------------
    Net Operating Expenses                       12,535,448
Interest expense                                        833
                                               ------------
    Net Expenses                                 12,536,281
                                               ------------
Net Investment Loss                              (4,504,325)
                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments                (82,513,256)
Net change in unrealized
  appreciation/depreciation on investments      213,477,987
                                               ------------
Net Gain                                        130,964,731
                                               ------------

Net Increase in Net Assets from Operations     $126,460,406
                                               ============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED SEPTEMBER 30,
                                               -----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                 2003                 2002(A)
----------------------------------------------------------------------------------
OPERATIONS:
Net investment loss                            $  (4,504,325)        $    (581,498)
Net realized loss on investments                 (82,513,256)          (59,950,621)
Net change in unrealized
  appreciation/depreciation on investments       213,477,987          (113,744,716)
                                               -------------         -------------
  Net Increase (Decrease) from Operations        126,460,406          (174,276,835)
                                               -------------         -------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                   52,887,088            18,153,017
  Proceeds received in connection with
    mergers                                               --           105,726,704
  Redemptions                                    (67,933,556)          (29,250,762)
                                               -------------         -------------
    Net Increase (Decrease)                      (15,046,468)           94,628,959
                                               -------------         -------------
Class B:
  Subscriptions                                   23,561,376             5,229,203
  Proceeds received in connection with
    mergers                                               --           373,573,179
  Redemptions                                    (72,246,627)          (30,096,981)
                                               -------------         -------------
    Net Increase (Decrease)                      (48,685,251)          348,705,401
                                               -------------         -------------
Class C:
  Subscriptions                                    5,839,044             1,473,738
  Proceeds received in connection with
    mergers                                               --            34,074,911
  Redemptions                                    (10,240,886)           (3,599,977)
                                               -------------         -------------
    Net Increase (Decrease)                       (4,401,842)           31,948,672
                                               -------------         -------------
Class Z:
  Subscriptions                                   36,268,004            42,331,771
  Proceeds received in connection with
    mergers                                               --            25,745,690
  Redemptions                                    (72,221,109)         (144,221,190)
                                               -------------         -------------
    Net Decrease                                 (35,953,105)          (76,143,729)
                                               -------------         -------------
Net Increase (Decrease) from Share
  Transactions                                  (104,086,666)          399,139,303
                                               -------------         -------------
Total Increase in Net Assets                      22,373,740           224,862,468
NET ASSETS:
Beginning of period                              776,336,147           551,473,679
                                               -------------         -------------
End of period (including accumulated net
  investment loss of $(14,274) and $(9,577),
  respectively)                                $ 798,709,887         $ 776,336,147
                                               =============         =============
CHANGES IN SHARES:
Class A:
  Subscriptions                                    5,514,819             1,818,260
  Issued in connection with mergers                       --            10,593,858
  Redemptions                                     (6,824,132)           (3,191,827)
                                               -------------         -------------
    Net Increase (Decrease)                       (1,309,313)            9,220,291
                                               -------------         -------------
Class B:
  Subscriptions                                    2,524,637               532,527
  Issued in connection with mergers                       --            38,711,868
  Redemptions                                     (7,881,240)           (3,281,392)
                                               -------------         -------------
    Net Increase (Decrease)                       (5,356,603)           35,963,003
                                               -------------         -------------
Class C:
  Subscriptions                                      629,913               152,704
  Issued in connection with mergers                       --             3,534,742
  Redemptions                                     (1,111,906)             (389,768)
                                               -------------         -------------
    Net Increase (Decrease)                         (481,993)            3,297,678
                                               -------------         -------------
Class Z:
  Subscriptions (b)                                4,591,242             4,771,932
  Issued in connection with mergers (b)                   --             3,238,452
  Redemptions (b)                                 (9,410,280)          (15,326,340)
                                               -------------         -------------
    Net Increase (Decrease)                       (4,819,038)           (7,315,956)
                                               -------------         -------------

(a) On July 15, 2002, the Stein Roe Growth Stock Fund was redesignated Liberty Growth Stock Fund, Class Z shares. Class A, Class B and Class C shares were initially offered on July 15, 2002.
(b) Capital share activity prior to July 25, 2003 has been restated to reflect a 3-for-1 share split.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2003

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Columbia Growth Stock Fund (the "Fund"), a series of Columbia Funds Trust XI, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth of capital. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z shares. Prior to July 15, 2002, the Fund had a single class of shares. On July 15, 2002, the outstanding shares of the Fund were redesignated Class Z shares and the Fund commenced offering Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus. Effective July 25, 2003, there was a 3-for-1 share split on Class Z shares. All capital share activity and per share data for Class Z have been restated to reflect the 3-for-1 share split.

Effective October 13, 2003, the Liberty Growth Stock Fund was renamed Columbia Growth Stock Fund. Also on this date, the Liberty-Stein Roe Funds Investment Trust was renamed Columbia Funds Trust XI.

On July 12, 2002, Liberty Growth Stock Fund, ("LGSF") and Stein Roe Focus Fund ("SRFF") merged as follows into Stein Roe Growth Stock Fund, which subsequently changed its name to Liberty Growth Stock Fund:

                             SHARES      NET ASSETS      UNREALIZED
                             ISSUED       RECEIVED     DEPRECIATION(1)
                             ------       --------     ---------------
LGSF                       52,840,386   $513,373,974     $37,022,167
SRFF                        3,238,534     25,746,510      12,502,383

                                       NET
       NET ASSETS                 ASSETS OF THE                NET ASSETS
       OF THE FUND               ACQUIRED FUNDS                OF THE FUND
       IMMEDIATELY                 IMMEDIATELY                 IMMEDIATELY
        PRIOR TO                    PRIOR TO                      AFTER
       COMBINATION                 COMBINATION                 COMBINATION
       -----------                 -----------                 -----------
      $397,820,249                $539,120,484                $936,940,733

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Prior to July 13, 2002, the Fund and LGSF invested substantially all of their assets in the SR&F Growth Stock Portfolio (the "Portfolio") as part of a master/feeder structure. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. Prior to the completion of the above mergers, the Portfolio transferred its assets to the Fund and LGSF and liquidated.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price reported at the close of the principal securities exchanges on which the investments are traded or, in the case of unlisted or listed securities for which there were no sales during the day, at the closing bid price on such exchange.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

September 30, 2003

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES:

All income, expenses (other than class specific fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis, based on net assets, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

OTHER:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.
The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, capital loss carryforwards, post-October losses and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2003, permanent items identified and reclassified among the components of net assets are as follows:

       ACCUMULATED                 ACCUMULATED
     NET INVESTMENT               NET REALIZED                   PAID-IN
          LOSS                        LOSS                       CAPITAL
          ----                        ----                       -------
       $4,499,628                  $11,095,400                $(15,595,028)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED               UNDISTRIBUTED
        ORDINARY                    LONG-TERM                  UNREALIZED
         INCOME                   CAPITAL GAINS               APPRECIATION*
         ------                   -------------               -------------
           $--                         $--                    $134,924,113

* The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

         YEAR OF                  CAPITAL LOSS
       EXPIRATION                 CARRYFORWARDS
       ----------                 -------------
          2008                    $ 22,583,899
          2009                     201,991,560
          2011                     253,937,044
                                  ------------
                                  $478,512,503
                                  ============

Of these capital loss carryforwards, $219,806,550 ($22,583,899 expiring 9/30/2008 and $197,222,651 expiring 9/30/2009) and $4,768,909 (expiring
9/30/2009) were obtained upon the Fund's mergers with LGSF and SRFF, respectively (See Note 1).

Utilization of the capital loss carryforwards above could be subject to merger limitations imposed by the Internal Revenue Code.

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2003 for federal income tax purposes, post-October losses of $65,292,181 attributable to security transactions were deferred to October 1, 2003.

September 30, 2003

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

On April 1, 2003, Stein Roe & Farnham Incorporated ("Stein Roe"), the investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. At the time of the merger, Columbia assumed the obligations of Stein Roe with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

MANAGEMENT FEE:

Columbia is the investment advisor of the Fund and receives a monthly fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS             ANNUAL FEE RATE
------------------------             ---------------
First $500 million                        0.60%
Next $500 million                         0.55%
Next $1 billion                           0.50%
Over $2 billion                           0.45%

Prior to July 15, 2002, the management fee was paid by the single share Portfolio at the same rate.

ADMINISTRATION FEE:

Columbia also provides accounting and other services for a monthly fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS             ANNUAL FEE RATE
------------------------             ---------------
First $500 million                       0.150%
Next $500 million                        0.125%
Next $1 billion                          0.100%
Over $2 billion                          0.075%

At a meeting held on October 8, 2003, the Board of Trustees approved a new management fee structure to go into effect on November 1, 2003. Under the new structure, Columbia will receive a monthly fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS             ANNUAL FEE RATE
------------------------             ---------------
First $500 million                       0.150%
Next $500 million                        0.125%
Next $500 million                        0.100%
Next $500 million                        0.075%
Over $2 billion                          0.050%

PRICING AND BOOKKEEPING FEES:

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended September 30, 2003, the annualized net asset based fee rate was 0.029%. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee equal to 0.06% annually of the aggregate of Class A, Class B and Class C's average daily net assets plus charges based on the number of shareholder accounts and transactions for those classes. This expense structure also applies to Class Z shares individually. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

At a meeting held on October 8, 2003, the Board of Trustees approved the change of transfer agent fees structure of the Fund. Effective November 1, 2003, the Fund will be charged an annual $28.00 charge per open account for the transfer agent fees.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. Effective October 13, 2003, Liberty Funds Distributor, Inc. changed its name to Columbia Funds Distributor, Inc.

For the year ended September 30, 2003, the Fund has been advised that the Distributor retained net underwriting discounts of $20,117 on sales of the Fund's Class A shares and received CDSC of $9,116, $1,166,405

September 30, 2003

and $3,298 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75% and 0.75% annually of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed to waive a portion of the Class A distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMIT:

Columbia has voluntarily agreed, until further notice, to waive a portion of the Class Z transfer agent fees (excluding out-of-pocket expenses) so that the Class Z transfer agent expense will not exceed 0.05% annually of the Class Z average daily net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $1,002 of custody fees were reduced by balance credits for the year ended September 30, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended September 30, 2003, purchases and sales of investments, other than short-term obligations, were $837,633,798 and $920,574,037, respectively.

Unrealized appreciation (depreciation) at September 30, 2003, based on cost of investments for federal income tax purposes, was:

    Gross unrealized appreciation        $ 159,047,311
    Gross unrealized depreciation          (24,123,198)
                                         -------------
    Net unrealized appreciation          $ 134,924,113
                                         =============

OTHER:

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. For the year ended September 30, 2003, the average daily loan balance outstanding on days where borrowing existed was $1,692,436 at a weighted average interest rate of 2.20%.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED           PERIOD ENDED
                                                              SEPTEMBER 30,         SEPTEMBER 30,
CLASS A SHARES                                                    2003                2002 (A)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   8.83              $   9.98
                                                                --------              --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                            (0.05)                (0.01)
Net realized and unrealized gain (loss) on investments              1.58                 (1.14)
                                                                --------              --------
  Total from Investment Operations                                  1.53                 (1.15)
                                                                --------              --------
NET ASSET VALUE, END OF PERIOD                                  $  10.36              $   8.83
                                                                ========              ========
Total return (c)(d)                                               17.33%              (11.52)%(e)
                                                                ========              ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (f)                                             1.54%                 1.63%(g)
Interest expense                                                     --%(h)                 --
Net expenses (f)                                                   1.54%                 1.63%(g)
Net investment loss (f)                                          (0.53)%               (0.41)%(g)
Waiver/reimbursement                                               0.05%                 0.05%(g)
Portfolio turnover rate                                             108%                   71%
Net assets, end of period (000's)                               $ 81,967              $ 81,442

(a) Class A shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h)  Rounds to less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED           PERIOD ENDED
                                                              SEPTEMBER 30,         SEPTEMBER 30,
CLASS B SHARES                                                    2003                2002 (A)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   8.52              $   9.65
                                                                --------              --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                            (0.11)                (0.02)
Net realized and unrealized gain (loss) on investments              1.52                 (1.11)
                                                                --------              --------
  Total from Investment Operations                                  1.41                 (1.13)
                                                                --------              --------
NET ASSET VALUE, END OF PERIOD                                  $   9.93              $   8.52
                                                                ========              ========
Total return (c)                                                  16.55%              (11.71)%(d)
                                                                ========              ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (e)                                             2.24%                 2.33%(f)
Interest expense                                                     --%(g)                 --
Net expenses (e)                                                   2.24%                 2.33%(f)
Net investment loss (e)                                          (1.23)%               (1.11)%(f)
Portfolio turnover rate                                             108%                   71%
Net assets, end of period (000's)                               $303,943              $306,561

(a) Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.
(g)  Rounds to less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED           PERIOD ENDED
                                                              SEPTEMBER 30,         SEPTEMBER 30,
CLASS C SHARES                                                    2003                2002 (A)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  8.52              $    9.64
                                                                 -------              ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                            (0.11)                 (0.02)
Net realized and unrealized gain (loss) on investments              1.51                  (1.10)
                                                                 -------              ---------
  Total from Investment Operations                                  1.40                  (1.12)
                                                                 -------              ---------
NET ASSET VALUE, END OF PERIOD                                   $  9.92              $    8.52
                                                                 =======              =========
Total return (c)                                                  16.43%               (11.62)%(d)
                                                                 =======              =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (e)                                             2.24%                  2.33%(f)
Interest expense                                                     --%(g)                  --
Net expenses (e)                                                   2.24%                  2.33%(f)
Net investment loss (e)                                          (1.23)%                (1.11)%(f)
Portfolio turnover rate                                             108%                    71%
Net assets, end of period (000's)                                $27,938              $  28,093

(a) Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.
(g)  Rounds to less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:

                                                                         YEAR ENDED SEPTEMBER 30,
                                                   ---------------------------------------------------------------------
CLASS Z SHARES                                       2003        2002 (A)(B)      2001 (A)       2000 (A)       1999 (A)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   7.05       $    9.45       $  19.89      $    15.73      $  11.57
                                                   --------       ---------       --------      ----------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                         --(d)         0.01(e)      (0.01)(e)        (0.08)(e)     (0.03)(e)
Net realized and unrealized gain (loss) on
  investments                                          1.27           (2.41)         (7.77)           5.39          4.19
                                                   --------       ---------       --------      ----------      --------
  Total from Investment Operations                     1.27           (2.40)         (7.78)           5.31          4.16
                                                   --------       ---------       --------      ----------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                  --              --          (2.66)          (1.15)           --
                                                   --------       ---------       --------      ----------      --------
NET ASSET VALUE, END OF PERIOD                     $   8.32       $    7.05       $   9.45      $    19.89      $  15.73
                                                   ========       =========       ========      ==========      ========
Total return (f)                                     17.96%(g)     (25.34)%(g)    (43.48)%          35.04%        35.98%
                                                   ========       =========       ========      ==========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (h)                                1.00%           0.88%(e)       0.95%(e)        0.95%(e)      0.97%(e)(i)
Interest expense                                        --%(j)           --             --              --            --
Net expenses (h)                                      1.00%           0.88%(e)       0.95%(e)        0.95%(e)      0.97%(e)(i)
Net investment income (loss) (h)                      0.01%           0.08%(e)     (0.05)%(e)      (0.44)%(e)    (0.18)%(e)(i)
Waiver/reimbursement                                  0.06%           0.01%             --              --            --
Portfolio turnover rate                                108%             71%            73%(k)          74%(k)        57%(k)
Net assets, end of period (000's)                  $384,861       $ 360,240       $551,474      $1,083,271      $831,338

(a) Per share data has been restated to reflect a 3-for-1 share split effective July 25, 2003.
(b) On July 15, 2002, the Stein Roe Growth Stock Fund was redesignated Liberty Growth Stock Fund, Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Stock Portfolio prior to the termination of their master/feeder fund structure on July 12, 2002.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Advisor not waived a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the year ended September 30, 1999 without the reduction.
(j)  Rounds to less than 0.01%.
(k)  Portfolio turnover disclosed is for the SR&F Growth Stock Portfolio.

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST XI
AND THE SHAREHOLDERS OF COLUMBIA GROWTH STOCK FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Growth Stock Fund (the "Fund") (formerly Liberty Growth Stock Fund) (a series of Columbia Funds Trust
XI) (formerly Liberty-Stein Roe Funds Investment Trust), at September 30, 2003 and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2003

TRUSTEES

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 12 funds in the CMG Funds Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 12 funds in the CMG Funds Trust. The new combined Board of Trustees of the Fund now oversees 124 funds in the Columbia Funds complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of those trustees also serve on the Boards of other funds in the Columbia Funds complex.

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds complex. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the Fund's distributor at 800-345-6611.

                                                     Year first
                                       Position      elected or
                                         with        appointed               Principal occupation(s)
       Name, address and age             Funds      to office(1)             during past five years
--------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 48)              Trustee         1996       Executive Vice President -- Strategy of
P.O. Box 66100                                                     United Airlines (airline) since December,
Chicago, IL 60666                                                  2002 (formerly President of UAL Loyalty
                                                                   Services (airline) from September, 2001 to
                                                                   December, 2002; Executive Vice President
                                                                   and Chief Financial Officer of United
                                                                   Airlines from March, 1993 to September,
                                                                   2001; Senior Vice President and Chief
                                                                   Financial Officer of UAL, Inc. prior
                                                                   thereto).


Janet Langford Kelly (age 45)           Trustee         1996       Chief Administrative Officer and Senior
3100 West Beaver Road                                              Vice President, Kmart Holding Corporation
Troy, MI 48084-3163                                                since September, 2003 (formerly Executive
                                                                   Vice President-Corporate Development and
                                                                   Administration, General Counsel and
                                                                   Secretary, Kellogg Company (food
                                                                   manufacturer), from September, 1999 to
                                                                   August, 2003; Senior Vice President,
                                                                   Secretary and General Counsel, Sara Lee
                                                                   Corporation (branded, packaged,
                                                                   consumer-products manufacturer) from
                                                                   January, 1995 to September, 1999).


Richard W. Lowry (age 67) 10701         Trustee         1995       Private Investor since August, 1987
Charleston Drive                                                   (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                               Officer, U.S. Plywood Corporation (building
                                                                   products manufacturer)).


Charles R. Nelson (age 61)              Trustee         1981       Professor of Economics, University of
Department of Economics                                            Washington, since January, 1976; Ford and
University of Washington                                           Louisa Van Voorhis Professor of Political
Seattle, WA 98195                                                  Economy, University of Washington, since
                                                                   September, 1993; Director, Institute for
                                                                   Economic Research, University of
                                                                   Washington, since September, 2001; Adjunct
                                                                   Professor of Statistics, University of
                                                                   Washington, since September, 1980;
                                                                   Associate Editor, Journal of Money Credit
                                                                   and Banking, since September, 1993;
                                                                   consultant on econometric and statistical
                                                                   matters.


John J. Neuhauser (age 60)              Trustee         1985       Academic Vice President and Dean of
84 College Road                                                    Faculties since August, 1999, Boston
Chestnut Hill, MA                                                  College (formerly Dean, Boston College
02467-3838                                                         School of Management from September, 1977
                                                                   to September, 1999.


Patrick J. Simpson (age 58)             Trustee         2000       Partner, Perkins Coie L.L.P. (formerly
1211 S.W. 5th Avenue                                               Partner, Stoel Rives Boley Jones & Grey).
Suite 1500
Portland, OR 97204


Thomas E. Stitzel (age 67)              Trustee         1998       Business Consultant since 1999 (formerly
2208 Tawny Woods Place                                             Professor of Finance from 1975 to 1999 and
Boise, ID 83706                                                    Dean from 1977 to 1991, College of
                                                                   Business, Boise State University);
                                                                   Chartered Financial Analyst.

                                         Number of
                                       portfolios in
                                       Columbia Funds               Other
                                      Complex overseen          directorships
       Name, address and age             by trustee                  held
-----------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 48)                  124                      None
P.O. Box 66100
Chicago, IL 60666

Janet Langford Kelly (age 45)               124                      None
3100 West Beaver Road
Troy, MI 48084-3163

Richard W. Lowry (age 67) 10701          126(3)                      None
Charleston Drive
Vero Beach, FL 32963

Charles R. Nelson (age 61)                  124                      None
Department of Economics
University of Washington
Seattle, WA 98195

John J. Neuhauser (age 60)             127(3,4)                 Saucony, Inc.
84 College Road                                              (athletic footwear);
Chestnut Hill, MA                                              SkillSoft Corp.
02467-3838                                                       (e-Learning)

Patrick J. Simpson (age 58)                 124                      None
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204

Thomas E. Stitzel (age 67)                  124                      None
2208 Tawny Woods Place
Boise, ID 83706


                                                     Year first
                                       Position      elected or
                                         with        appointed               Principal occupation(s)
       Name, address and age             Funds      to office(1)             during past five years
--------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)
Thomas C. Theobald (age 66)             Trustee         1996       Managing Director, William Blair Capital
27 West Monroe Street,                                             Partners (private equity investing) since
Suite 3500                                                         September, 1994 (formerly Chief Executive
Chicago, IL 60606                                                  Officer and Chairman of the Board of
                                                                   Directors, Continental Bank Corporation
                                                                   prior thereto).


Anne-Lee Verville (age 58)              Trustee         1998       Author and speaker on educational systems
359 Stickney Hill Road                                             needs (formerly General Manager, Global
Hopkinton, NH 03229                                                Education Industry from 1994 to 1997, and
                                                                   President, Applications Solutions Division
                                                                   from 1991 to 1994, IBM Corporation (global
                                                                   education and global applications)).


Richard L. Woolworth (age 62)           Trustee         1991       Chairman and Chief Executive Officer, The
100 S.W. Market Street                                             Regence Group (healthcare maintenance
#1500                                                              organization) (formerly Chairman and Chief
Portland, OR 97207                                                 Executive Officer, BlueCross BlueShield of
                                                                   Oregon; Certified Public Accountant, Arthur
                                                                   Young & Company).


INTERESTED TRUSTEES
William E. Mayer(2) (age 63)            Trustee         1994       Managing Partner, Park Avenue Equity
399 Park Avenue                                                    Partners (private equity) since February,
Suite 3204                                                         1999 (formerly Founding Partner,
New York, NY 10022                                                 Development Capital LLC from November 1996
                                                                   to February, 1999; Dean and Professor,
                                                                   College of Business and Management,
                                                                   University of Maryland from October, 1992
                                                                   to November, 1996).


Joseph R. Palombo(2) (age 50)          Trustee,         2000       Executive Vice President and Chief
One Financial Center                  Chairman of                  Operating Officer of Columbia Management
Boston, MA 02111                     the Board and                 Group, Inc. (Columbia Management) since
                                       President                   December, 2001 and Director, Executive Vice
                                                                   President and Chief Operating Officer of
                                                                   the Advisor since April, 2003 (formerly
                                                                   Chief Operations Officer of Mutual Funds,
                                                                   Liberty Financial Companies, Inc. from
                                                                   August, 2000 to November, 2001; Executive
                                                                   Vice President of Stein Roe & Farnham
                                                                   Incorporated (Stein Roe) from April, 1999
                                                                   to April, 2003; Director of Colonial
                                                                   Management Associates, Inc. (Colonial) from
                                                                   April, 1999 to April, 2003; Director of
                                                                   Stein Roe from September, 2000 to April,
                                                                   2003) President of Columbia Funds and
                                                                   Galaxy Funds since February, 2003 (formerly
                                                                   Vice President from September 2002 to
                                                                   February 2003); Manager of Stein Roe
                                                                   Floating Rate Limited Liability Company
                                                                   since October, 2000; (formerly Vice
                                                                   President of the Columbia Funds from April,
                                                                   1999 to August, 2000; Chief Operating
                                                                   Officer and Chief Compliance Officer,
                                                                   Putnam Mutual Funds from December, 1993 to
                                                                   March, 1999).

                                         Number of
                                       portfolios in
                                       Columbia Funds               Other
                                      Complex overseen          directorships
       Name, address and age             by trustee                  held
-----------------------------------
DISINTERESTED TRUSTEES (CONTINUED)
Thomas C. Theobald (age 66)                 124             Anixter International
27 West Monroe Street,                                    (network support equipment
Suite 3500                                                 distributor), Jones Lang
Chicago, IL 60606                                            LaSalle (real estate
                                                           management services) and
                                                               MONY Group (life
                                                                 insurance).

Anne-Lee Verville (age 58)               125(4)            Chairman of the Board of
359 Stickney Hill Road                                     Directors, Enesco Group,
Hopkinton, NH 03229                                        Inc. (designer, importer
                                                              and distributor of
                                                                 giftware and
                                                                collectibles).

Richard L. Woolworth (age 62)               124           NW Natural, a natural gas
100 S.W. Market Street                                         service provider
#1500
Portland, OR 97207

INTERESTED TRUSTEES
William E. Mayer(2) (age 63)             126(3)             Lee Enterprises (print
399 Park Avenue                                           media), WR Hambrecht + Co.
Suite 3204                                                    (financial service
New York, NY 10022                                        provider) and First Health
                                                                (healthcare).

Joseph R. Palombo(2) (age 50)            125(5)                      None
One Financial Center
Boston, MA 02111

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

OFFICERS AND TRANSFER AGENT

                                                Year first
                                                elected or
                                Position with   appointed
Name, address and age           Columbia Funds  to office           Principal occupation(s) during past five years
-------------------------------------------------------------------------------------------------------------------------
OFFICERS
Vicki L. Benjamin (Age 42)          Chief          2001      Controller of the Columbia Funds and of the Liberty All-Star
One Financial Center              Accounting                 Funds since May, 2002; Chief Accounting Officer of the
Boston, MA 02111                 Officer and                 Columbia Funds and Liberty All-Star Funds since June, 2001;
                                  Controller                 Controller and Chief Accounting Officer of Galaxy Funds
                                                             since September, 2002 (formerly Vice President, Corporate
                                                             Audit, State Street Bank and Trust Company from May, 1998 to
                                                             April, 2001; Audit Manager from July, 1994 to June, 1997;
                                                             Senior Audit Manager from July, 1997 to May, 1998, Coopers &
                                                             Lybrand, LLP).

J. Kevin Connaughton (Age 39)     Treasurer        2000      Treasurer of Columbia Funds and of the Liberty All-Star
One Financial Center                                         Funds since December, 2000; Vice President of the Advisor
Boston, MA 02111                                             since April, 2003 (formerly Controller of the Liberty Funds and of the Liberty All-Star Funds from February, 1998 to
                                                             October, 2000); Treasurer of the of Galaxy Funds since
                                                             September 2002; Treasurer, Columbia Management
                                                             Multi-Strategy Hedge Fund, LLC since December, 2002
                                                             (formerly Vice President of Colonial from February, 1998 to
                                                             October, 2000 and Senior Tax Manager, Coopers & Lybrand, LLP
                                                             from April, 1996 to January, 1998).

Important Information About This Report
The Transfer Agent for Columbia Growth Stock Fund is:

Columbia Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

Please note our new name as of October 13, 2003.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Growth Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

Annual Report:
Columbia Growth Stock Fund

                                                                   -------------
Columbia Growth Stock Fund Annual Report, September 30, 2003         PRSRT STD
                                                                    U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20
                                                                   -------------

[LOGO] COLUMBIA FUNDS

       A Member of Columbia Management Group

       (C)2003 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.345.6611 www.columbiafunds.com

                                                755-02/587P-0903 (11/03) 03/3264

Item 2. Code of Ethics.

      (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

      (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item's instructions. Mr. Stitzel was appointed to the Audit Committee effective October 8, 2003.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Reserved.

Item 9. Controls and Procedures.

      (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

      (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Columbia Funds Trust XI
             -------------------------------------------------------------------

By (Signature and Title) /s/ Joseph R. Palombo
                         -------------------------------------------------------
                         Joseph R. Palombo, President

Date November 25, 2003
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph R. Palombo
                         -------------------------------------------------------
                         Joseph R. Palombo, President

Date November 25, 2003
     ---------------------------------------------------------------------------

By (Signature and Title) /s/ J. Kevin Connaughton
                         -------------------------------------------------------
                         J. Kevin Connaughton, Treasurer

Date November 25, 2003
     ---------------------------------------------------------------------------